Exhibit 10.10

Inland Real Estate Acquisitions, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Phone: (630) 218-4948 Fax:630-218-4935 www.inlandgroup.com

May 18, 2005

Sellers Listed on the Signature Page Hereof

(collectively the “Seller”)

c/o	Newquest Properties
Attn:	Rene Joubert
8807 W. Sam Houston Pkwy North
Suite 200
Houston, TX 77040

Re:	37 Shopping Center Newquest Portfolio 36 Texas, 1 Missouri

Dear Mr. Joubert:

This letter represents this corporation’s offer to purchase the 37 Shopping Centers with 1,939,327 net rentable square feet, as shown on Exhibit A attached (individually, a “Property” and collectively, the “Properties”).

The above Properties shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to Seller, and all intangible rights relating to the Properties, but excluding the name “Newquest Properties” and also excluding (i) any and all receivables and rights to receive reimbursement from any governmental or quasi-governmental authority relating to the development of the Properties, (ii) any unpaid economic or development grants relating to the development of the Properties, (iii) any rights to receive refunds of ad valorem taxes for any calendar year prior to Closing resulting from property tax protests that have previously been filed against any of the Properties, (iv) any leasing performance, earn out, and construction reserves previously funded from permanent loans relating to the Properties, and (v) the rights of the Seller of the Sherman Town Center Property to repurchase the Home Depot tract (which is located across North Creek Drive from the Sherman Town Center Property) pursuant to an agreement between A-S 60 Hwy 75-Loy Lake, L.P. and Home Depot U.S.A., Inc.

This corporation or its nominee will consummate this transaction on the following basis:

1.                                       The total purchase price shall be $454,618,611.00 all cash, plus or minus prorations, to be paid at Closing 68 days following the acceptance of this agreement (see Paragraph 11).

Property	SQ FT	OCCUPIED	NET OPERATING INCOME	CAP RATE	PRICE
24 Hour 249 & Jones Rd	85,000	2000	$690,994.19	6.40%	$10,796,784.00
24 Hour Woodlands	45,906	2002	$865,199.53	6.40%	$13,518,742.00
1000 FM 1960 Building	18,006	1980	$89,941.30	7.60%	$1,183.438.00
6101 Richmond Building	19,230	1980	$235,468.56	7.60%	$3,098,271.00
6234 Richmond	25,601	1980	$277,193.29	7.60%	$3,647,280.00
11500 Market Street	2,719	2000	$29,193.90	6.40%	$456,155.00

Property	SQ FT	OCCUPIED	NET OPERATING INCOME	CAP RATE	PRICE
Antoine Town Center	36,003	2003	$661,600.14	6.25%	$10,585,602.00
Ashford Plaza	33,094	1980	$312,866.14	7.60%	$4,116,660.00
Atascocita Shopping Center	47,326	2000	$697,117.00	6.40%	$10,892,453.00
Bay Colony Town Center	92,121	2004	$2,587,998.18	6.25%	$41,407,971.00
Black hawk Town Center	34,228	2004	$1,425,008.17	6.25%	$22,800,131.00
Carver Creek Shopping Center	33,321	1980	$178,827.18	7.60%	$2,352,989.00
Chili’s Ground Lease	0	2000	$60,642.50	6.40%	$947,539.00
Cinemark 12	39,081	2001	$591,295.53	6.40%	$9,238,993.00
Cinemark Jacinto City	68,000	2000	$648,330.00	6.40%	$10,130,156.00
Cinemark Webster	86,289	2001	$982,562.85	6.40%	$15,352,545.00
Cyfair Town Center	47,520	2003	$1,008,430.48	6.25%	$16,134,888.00
Cypress Town Center	55,050	2003	$988,822.56	6.25%	$15,821,162.00
Eldridge Lakes Town Center	35,460	2003	$1,073,951.28	6.25%	$17,183,220.00
Eldridge Town Center	71,768	2000	$1,378,438.64	6.25%	$22,055,018.00
Friendswood	67,328	2000	$897,963.00	6.40%	$14,030,672.00
Highland Plaza	72,169	2001	$1,223,363.82	6.40%	$19,115,060.00
Hunting Bayou	133,165	2000	$1,177,679.27	6.40%	$18,401,239.00
Joe’s Crab Shack	0	2000	$75,922.50	6.40%	$1,186,289.00
NTB Eldridge	0	2003	$62,075.00	6.40%	$969,922.00
Pinehurst	39,934	1985	$321,498.31	7.60%	$4,230,241.00
Saratoga Town Center	58,182	2004	$1,025,736.89	6.25%	$16,411,790.00
Sherman Town Center	353,621	2004	$3,729,793.04	6.25%	$59,676,689.00
Spring Town Center	40,571	2004	$1,071,650.68	6.25%	$17,146,411.00
Stables at Town Center	87,228	2003/2004	$1,685,369.39	6.25%	$26,965,910.00
Texas City Office	31,047	2000	$180,281.14	6.40%	$2,816,893.00
Tomball Town Center	55,367	2004	$1,279,566.60	6.25%	$20,473,066.00
Walgreen’s – Springfield	14,560	2003	$221,685.11	6.25%	$3,546,962.00
West End Square	38,815	1985	$328,723.14	7.60%	$4,325,304.00

Property	SQ FT	OCCUPIED	NET OPERATING INCOME	CAP RATE	PRICE

Willis Town Center	12,740	2001	$266,144.42	6.40%	$4,158,507.00
Winchester Town Center	19,200	2004	$327,864.00	6.40%	$5,122,875.00
Wood forest Square	39,677	1985	$328,379.75	7.60%	$4,320,786.00
TOTALS	1,939,327		$28,987,577.48		$454,618,611.00

Purchaser shall purchase seven (7) of the Properties subject only to one non-recourse first mortgage on each Property having an aggregate current balance of $78,154,667.00. In the event that Seller is able to obtain the consent of any of such lenders to allow Seller to defease the loan contemporaneously with the sale of the corresponding Property to Purchaser, the amount of the “Loan Earnout Cash Closing” specified below shall be paid to Seller at such closing, and Seller shall pay at such closing all costs, premiums and penalties necessary to defease that loan, and Purchaser shall pay to such lender the principal balance of such loan.

The first mortgagees shall approve this transaction and shall approve Inland and Inland Retail Real Estate Trust, Inc., Inland’s nominee and Inland’s affiliate’s subsequent ownership without recourse (except for the limited recourse obligations contained therein) to any. Any fees or expenses incurred in obtaining said approvals shall be paid by Seller. Said first mortgages shall be current and without default at Closing and any and all existing reserves and impounds, including replacement reserves, for said financing shall be assigned to Purchaser with credit to Seller at Closing.

All mortgage and note documents are subject to Purchaser’s written approval. The six (6) mortgaged Properties shown below for which an amount is shown in the “Loan Earnout Cash Closing” column shall be treated as if they were earnout closings on similar terms and conditions to those shown in Paragraph 15 with an Initial Closing and a Loan Closing as shown below.

PROPERTY	INITIAL LOAN AMOUNT ASSUMED	INITIAL CASH TO SELLER	LOAN EARNOUT CASH CLOSING
Cyfair Town Center	$6,125,000.00	$3,160,731.00	$6,849,156.00
Cypress Town Center	$6,800,000.00	$2,315,764.00	$6,705,397.00
Eldridge Lakes	$8,070,488.00	$969,505.00	$8,143,227.00
Hunting Bayou	$4,335,227.00	$7,517,136.00	$6,548,876.00
Spring Town Center	$8,200,000.00	$2,285,818.00	$6,660,592.00
Stables Phase II	$5,243,444.00	$2,906,833,00	$4,355,510.00
Sherman Town Center	$39,380,508.00	$20,296,180.00	$0.00
TOTALS	$78,154,667.00	$39,451 ,967.00	$39,262,758.00

It is Purchaser’s intent to escrow funds in the amount of $39,262,758.00.

Purchaser shall place said funds in escrow with the title company (with interest thereon accruing to Seller and the funds to be placed in one or more accounts or financial instruments with the title company that are mutually agreeable to Seller and Purchaser) until each of the loans becomes defeasible, at which time Seller shall receive the escrowed funds for the applicable Property and must pay all costs, premiums and penalties necessary to defease the loans, and Purchaser shall pay such lender the principal balance thereof; provided, however, Seller, in its discretion, may elect to delay the defeasance of such loans for a period not to exceed six (6) months from the date such loans first become defeasible. Upon the defeasance of any such loan and the payment by Seller of all costs, premiums and penalties relating thereto, the remainder of the loan earnout funds relating to such Property shall be released to Seller by the title company. Purchaser acknowledges that the total amount of costs, premiums and penalties necessary to defease the loans (as reflected on Exhibit E attached hereto) are, at this time, estimates only. As soon as reasonably possible after the date of this agreement (but in any event prior to Closing), Seller shall have the right to confirm with the applicable holders of such loans the total amount (in terms of costs, premiums and penalties) that will be necessary to defease each of the loans and if the actual amount is substantially different than the estimates reflected on Exhibit E attached hereto, Seller shall have the right to withdraw any such Property from the Properties to be sold hereunder, unless Seller and Purchaser mutually agree as to another method of handling such issue; however, in no event shall Purchaser have any obligation for such costs, premiums, or penalties.

2.                                       There are no real estate brokerage commissions involved in this transaction

3.                                       Seller represents and warrants (to the best of the Seller’s knowledge), that the above referenced Properties are leased to the tenants described on attached sixteen (16) page Exhibit B on leases covering the building and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods.  Any concessions given to any tenants that extend beyond the date of Closing shall be settled at Closing by Seller giving a full cash credit to Purchaser for any and all of those concessions that are not addressed in Paragraph 18 and Paragraph 19 hereinbelow.

4.                                       Seller warrants and represents, to the best of the Seller’s actual knowledge (which is defined as the actual knowledge of Steven D. Alvis), that the interior and exterior structures at or on the Properties are free of any and all latent defects and are not in violation of any environmental laws.  Seller has received no written notice relating to the Properties alleging any violation of Federal, State, City and County ordinances, including ADA compliance, environmental laws and concerns.  Except as set forth herein, Purchaser is purchasing the Properties on an “as is”, “where is” basis and is satisfying itself as to the condition of the Properties prior to Closing.

5.                                       Prior to Closing, Seller shall not enter into or extend any agreements without Purchaser’s approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller; provided, however, Seller may without Purchaser’s approval and in the normal course of the business, enter into any service agreements which are terminable at Closing, and lease renewals, or leases for vacant spaces in accordance with the parameters and provisions of this agreement.  Any expenses incurred in connection therewith shall be paid in the same manner as if such space were subject to the Earnout.  Except as may otherwise be agreed to by Seller and Purchaser, any work presently in progress on the Properties shall be completed by Seller prior to Closing.

6.                                       Ten (10) days prior to Closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all major tenants listed on Exhibit D and 75% of all other tenants and (to the extent required by the applicable lease) guarantors.

7.                                       Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same, which have been exercised prior to Closing.  Purchaser shall be responsible for leasing commissions relating to renewals of leases exercised after Closing.

8.                                     Seller shall supply to Purchaser prior to Closing all certificates of insurance from the tenants that are in Seller’s possession, which certificates of insurance shall be in form commercially acceptable in Texas, and Seller shall cooperate with Purchaser in attempting to obtain any missing certificates.

9.                                       Purchaser (at its sole expense) shall receive 10 days prior to Closing, a certificate which must be acceptable to Purchaser from a certified hygienist for environmental concerns that there is no asbestos, PCBs, or hazardous substance in the buildings and on the property; in other words, a Level 1 environmental audit (and Level 2 audit, if required).

10.                               The above sale of the real estate shall be consummated by conveyance of a special warranty deed from Seller to Purchaser’s designee, with the Seller paying any city, state, or county transfer taxes for the Closing.

11.                               Except for the closing of the Cinemark 12 Property (which is addressed in Paragraph 21 hereof) and the closing of the Sherman Town Center Property (which is addressed in Paragraph 23 hereof), the Closing shall occur through Chicago Title & Trust Company (“CTT”), in Chicago, Illinois with Nancy Castro, as Escrowee, 68 days following acceptance of this agreement, at which time title to the above Properties shall be indefeasible; i.e., free and clear of all liens, encroachments and encumbrances (except for the existing financing for the nine (9) loans referred to hereinabove), and a TLTA (ALTA with respect to the Missouri property) form B owner’s title policy, waiving off all new construction including T-19.1 (at Purchaser’s expense), T-23 and T-25 endorsements (and T-24, at Seller’s expense, with respect to any partnership acquired) with the survey exception amended (at the Purchaser’s option and expense) to read “Shortages in area” with respect to the Texas Properties, and complete extended coverage, 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses with respect to the Missouri Property, paid by Seller, shall be issued, with all warranties and representations being true now and at Closing in all material respects and surviving the Closing for a period of one (1) year, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses including CAM, with a proration of real estate taxes based (at Purchaser’s option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2004 and 2005 using the Assessor’s formula for these sales transactions, with a later reproration of taxes when the actual bills are received.  In addition, CAM shall be reconciled within nine (9) months of the Closing whereupon the parties shall reprorate CAM as necessary.  In the event that rents due Seller are collected by Purchaser post Closing, and provided that all rents and other amounts due Purchaser from such tenant are paid current, Purchaser shall promptly remit such amounts to Seller.  The covenant in the preceding sentence shall expressly survive Closing.  In addition, Seller shall be solely responsible for all “rollback” taxes assessed against the Properties before and after Closing. At Closing, no credit will be given to Seller for any past due, unpaid or delinquent rents. Purchaser shall instruct CTT to retain American Title Company, Houston, Texas as its agent with respect to the production of all title insurance commitments pertaining to the Texas properties.  Purchaser acknowledges and agrees that Kyle D. Lippman P.C., Inc., an entity affiliated with the Seller and a fee attorney for American Title Company, will be receiving a portion of the title policy premiums paid to American Title Company in connection with the transactions contemplated hereby.

12.                                Intentionally deleted.

13.                                Seller and Purchaser shall review any tenants or guarantors that might be in default on any leases during the review period and make adjustments to this document in order to resolve said issues.

14.                                Prior to Closing, Seller shall furnish to Purchaser copies of all material warranties which Seller received from any and all contractors and sub-contractors pertaining to the Properties. This offer is subject to Purchaser’s satisfaction that all material warranties deemed necessary for particular Properties survive the Closing and are assignable and transferable to Purchaser, and Purchaser and Seller agree to cooperate in facilitating any such assignment.

15.                               The respective purchase prices set forth in Paragraph 1 hereof are based upon the Properties being 100% occupied at the time of Closing (except for Earnouts) with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit B attached. In the event that a Property is less than 100% occupied, than the Purchaser and Seller agree there shall be an Initial Closing. The Initial Closing will be based on the Purchase Price/Earnout Formula which shall be equal to the actual base minimum rent, less the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant’s proportionate share; i.e.; Slippage, divided by 18.0073% for 1000 FM 1960, 10.0872% for 6234 Richmond Ave, 8.7785% for Ashford Plaza, 6.7295% for Bay Colony Town Center,  6.7293% for Cypress Town Center, 6.9769% for Friendswood Crossing, 7.8593% for Hunting Bayou, 8.8756% for Pinehurst, 6.7904% for Saratoga Town Center, 6.7144 for Spring Town Center, 6.7412% for Stables Town Center, 14.0561% for Texas City Office Building, 6.7325% for Tomball Town Center, 8.8442% for West End Square, 7.0361% for Winchester Town Center and 8.8683% for Woodforest, which are based on Base Rent Only.  As an Example it is anticipated that the Initial Closing for Tomball Town Center shall be $15,542,600.00 which is arrived at by dividing the Initial Closing Annual Base Rent of $1,046,413.00 by the Base Rent Divider of 6.7325%.

Furthermore, as an example, it is estimated that the Earnout Closing for the earnout space for Tomball Town Center will be equal to the vacancy base minimum rent of $331,946.00 (less Slippage, if any) divided by a Base Rent divider of 6.7325% which equals the Earnout Price of $4,930,466.00.

The Seller shall have 36 months following the Initial Closing to receive the balance of the potential Earnout at the Earnout Closing(s) provided it is successful in the leasing of the vacant space and each tenant shall have accepted their space “as is” and takes total possession, has opened for business and commences full rental payments, including CAM, taxes and insurance on a prorata basis. It shall be Seller’s responsibility and sole cost and expense for leasing out and paying all costs related to placing the tenants into their leasable space. Each Earnout Closing shall occur as space is occupied upon 10 business days prior written notice to Purchaser; it being expressly understood that the Seller shall waive its right to any unpaid Earnout if the final Seller’s notice has not been sent within 36 months after the Initial Closing date.

After the Initial Closing, and upon the acceptance by Purchaser of any executed lease complying with the terms hereof, Purchaser shall pay to Seller {as a portion of the Earnout Price) an amount equal to tenant improvements and leasing commissions actually paid by Seller (not in excess of $15.00 per square foot for tenant improvements and $3.00 per square foot for leasing commissions). Thereafter, upon such tenant opening for business and paying full rent, including CAM, tax and insurance current as shown on Exhibit B, Purchaser shall pay to Seller the balance, if any, of the Earnout Price applicable to such tenant space.

In the event that Seller procures a prospective lease with a tenant improvement allowance that exceeds the pro forma tenant improvement allowance for any particular Property (as agreed to by Seller and Purchaser prior to Closing), regardless of whether such excess tenant improvement allowance causes the rent to exceed the proforma rent set forth in Exhibit B, then in such event, Purchaser, at its sole option, may elect to accept such lease and pay such excess tenant improvement costs. In no event shall Purchaser be obligated to pay Seller an Earnout Price in excess of 110% of that calculated based on the proforma rents set forth in Exhibit B.

Prior to any Earnout Closing, Seller shall furnish Purchaser a current date down of the title insurance commitment showing no new exceptions to title other than current taxes not yet due and payable.

Subject to the limitations set forth herein, any portion of the respective Earnout Price that has not previously been paid to Seller pursuant to the foregoing provisions of this Paragraph 15 shall be paid to Seller upon the achievement of the proforma vacancy set forth on Exhibit C.

Seller shall be responsible on a monthly basis for all real property taxes on a prorata basis for the space that is part of the Earnout formula until such time as the Seller perfects the income for said space, but in no event, for more than 36 months following the Closing. Purchaser shall be responsible for all CAM costs and insurance costs on earnout spaces; however, an aggregate amount equal to $699,359.00 out of Seller’s sales proceeds (allocated among the Properties with an Earnout in a manner agreed to by Seller and Purchaser) shall be placed in escrow at the Closing of any Property with an Earnout to cover these costs and may be drawn from such escrow by Purchaser, as needed to pay for such costs.

All Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement. Subject to the following sentence, the purchase price of $1,183,438.00 for 1000 FM 1960 , $3,647,280.00 for 6234 Richmond Ave, $4,116,660.00 for Ashford Plaza, $41,407,971.00 for Bay Colony Town Center, $16,134,888.00 for Cypress Town Center, $14,030,672.00 for Friendswood Crossing, $18,401,239.00 for Hunting Bayou, $4,230,241.00 for Pinehurst, $16,411,790.00 for Saratoga Town Center, $17,146,411.00 for Spring Town Center, $26,965,910.00 for Stables Town Center, $2,816,893.00 for Texas City Office Building, $20,473,066.00 for Tomball Town Center, $4,325,304.00 for West End Square, $5,122,875.00 for Winchester Town Center and $4,320,786.00 for Woodforest and an aggregate of $454,618,611.00 for the 37 Shopping Center Newquest Portfolio is the maximum purchase price. Notwithstanding the foregoing, the amounts set forth above may each respectively be increased up to one hundred ten percent (110%) of the foregoing amounts (utilizing the Purchase Price/Earnout Formula) if actual rents achieved for vacant space leased after the Initial Closing exceed the pro forma rent set forth on Exhibit B with respect to such space.

Purchaser shall place $15,000,000.00 in escrow (herein called the “Earnout Escrow”) to secure the payment of the Earnout. The amount of the Earnout shall also be guaranteed by Inland Western Retail Real Estate Trust, Inc. (the “Earnout Guarantor”). Funds in the Earnout Escrow shall be drawn first to satisfy the obligations of Purchaser and/or the Earnout Guarantor under this Paragraph 15, it being the intent of Seller and Purchaser that the Earnout Escrow shall secure the first amounts due to Seller under the Earnout. The funds in the Earnout Escrow shall be placed with the title company with the interest thereon accruing to Purchaser and the funds to be placed in one or more accounts or financial instruments that are mutually agreeable to Seller and Purchaser. Any funds remaining in the Earnout Escrow after satisfaction by Purchaser and/or the Earnout Guarantor of all of the obligations under this Paragraph 15 shall be disbursed to Purchaser.

Notwithstanding the foregoing, if at the end of such 36 month period, 20% or less of the vacant space in existence as of the Initial Closing remains unleased in a particular Property, such time shall be extended another 36 months provided that Seller “master leases” such vacant space by depositing in escrow with the title company (pursuant to an escrow agreement reasonably acceptable to Purchaser, Seller and the title company) an amount equal to pro forma rent (as set forth on Exhibit B) and current CAM, taxes and insurance (as reasonably estimated by Purchaser and Seller) for that Property for a three year period.

Thereafter, Purchaser shall be entitled to withdraw 1/36th of such escrow with respect to each vacant space until such vacant space is leased.

Alternatively, if at the end of such 36 month period, 15% or less of the vacant space in a particular Property in existence as of the Initial Closing remains unleased, Purchaser shall, at Seller’s option, pay to Seller 50% of the unpaid Earnout Purchase Price allocable thereto computed based upon the Purchase Price/Earnout Formula for that Property utilizing the pro forma rents pertaining to such vacant space as set forth on Exhibit B.

16.                               Fifteen (15) days prior to Closing, Seller shall provide the title as stated above and (at Purchaser’s expense) a current Urban ALTA/ACSM spotted survey in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities (modified as provided in Table A attached hereto) and acceptable to Purchaser and the title company.  At the Closing of any Property, Seller shall credit Purchaser one-half the cost of the survey applicable to that Property.

17.                               Prior to Closing, Purchaser and Seller shall negotiate mutually acceptable (a) reciprocal easement agreements with respect to those Properties impacted by an adjacent phase that is either being constructed or is proposed to be constructed, (b) pylon sign agreement for those Properties impacted by an adjacent phase that is either being constructed or is proposed to be constructed, and (c) Leasing Agreements with three (3) year terms (with two (2) year extensions) at commission rates and other terms to be agreed upon by Seller and Purchaser prior to Closing. Seller and Purchaser shall agree, prior to Closing, as to the form of lease that is to be utilized in leasing vacant space in the Properties.  In that regard, Purchaser agrees to review Seller’s lease forms currently being utilized by Seller in the leasing of vacant space in the Properties.

18.                               With respect to the Hunting Bayou Property, Seller and Purchaser acknowledge and agree that Seller will attempt, prior to Closing, to obtain an amendment to the Lease Agreement with 24 Hour Fitness which increases the rent payable by the tenant thereunder in exchange for the extinguishment of the existing Promissory Note that has been executed by 24 Hour Fitness in favor of the owner of that Property.  If such lease amendment is executed prior to Closing, the purchase price for such Property shall be adjusted (based on the formula provided in Paragraph 15 hereinabove) to account for the increase in the amount of the rent payable by 24 Hour Fitness under its lease. If such lease amendment is not executed prior to Closing, such Promissory Note shall be retained as the property of the applicable Seller of that Property, and, after Closing, Purchaser shall promptly remit to Seller any payments that Purchaser receives on the Promissory Note. Such covenant shall expressly survive Closing.

19.                               With respect to the Sherman Town Center Property, Seller and Purchaser acknowledge and agree that, pursuant to the terms and provisions of the Lease with Hobby Lobby, the tenant thereunder has the right to offset the monthly minimum rent payable thereunder by 50% of the rent and triple net charges that are payable under its sublease with The Kroger Co. at the tenant’s former location in the City of Sherman.  For so long as Hobby Lobby has the right under its Lease to offset the monthly minimum rent payable thereunder and actually exercises such offset rights, the Seller of the Sherman Town Center Property shall pay to Purchaser, on a monthly basis at the time and in the manner that the minimum rent is due under the Hobby Lobby Lease, the amount that Hobby Lobby properly offsets against the minimum rent that is payable to the landlord under its Lease.  The covenants of the Seller of the Sherman Town Center Property contained in this Paragraph 19 shall expressly survive closing, and such obligation shall be jointly and severally guaranteed by Steven D. Alvis, Jay K. Sears, H. Dean Lane, Jr., and Kyle D. Lippman, the constituent owners of the Seller of the Sherman Town Center Property.

20.                               Prior to Closing, Seller and Purchaser shall agree upon a mutually acceptable arrangement regarding two of Seller’s current property managers and two of Seller’s other employees (see

Schedule attached for a listing of such 4 employees and the current salaries and benefits of such employees), it being understood and agreed that such four employees shall remain employees of NewQuest Properties (not employees of Purchaser) on the NewQuest payroll, but shall be subcontracted out to Purchaser (with Purchaser paying to Seller the base salary and benefits for such 4 employees) for a period of two (2) years.

21.                               Regardless of whether it purchases any of the other Properties hereunder, but subject to the terms and conditions contained herein, Purchaser shall loan (or cause to be loaned) to the Seller of the Cinemark 12 Property an amount equal to 80% of the purchase price allocable to such Property. Such loan shall bear interest at the rate of 7.00% per annum and shall be due and payable on the first to occur of (i) the sale and purchase of the Cinemark 12 Property from Seller to Purchaser, or (ii) one (1) year after the date of such loan.  The closing and funding of such loan shall occur not later than June 29, 2005. Contemporaneously with the closing of such loan, Purchaser shall also deliver to the Seller of the Cinemark 12 Property an option fee in the amount of $500,000 for the right and option to buy the Cinemark 12 Property, which option fee shall be applicable to the purchase price for the Cinemark 12 Property. Upon the closing and funding of the loan and the payment of the option fee, Purchaser shall be deemed to have approved all due diligence items with respect to the purchase of the Cinemark 12 Property.  The closing of the sale and purchase of the Cinemark 12 Property shall occur not later than August 15, 2005, but not earlier than August 1, 2005.

22.                               Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above Properties, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills for the lesser of two (2) years or the time that such Property has been in operation. Seller agrees to cooperate fully with Purchaser and Purchaser’s representatives to facilitate Purchaser’s evaluations and reports, including cooperating with Purchaser obtaining (at Purchaser’s expense) a one-year audit of the books and records of the Properties.

23.                               Seller and Purchaser agree to stagger the Closings over a 2 month period (on a mutually acceptable schedule) with respect to the Properties in order to accommodate Seller’s tax planning and the logistics of closing multiple Properties. Further, Seller and Purchaser agree that the closing of the Sherman Town Center Property shall not occur prior to November 1, 2005 (but shall occur as soon as is reasonably possible thereafter), in order to accommodate Seller’s tax considerations. Notwithstanding anything to the contrary contained herein, at the election of Seller up to ten (10) Properties may be transferred not by deed, but by transferring to Purchaser the equity interests of the entity holding title thereto. In the event that Seller so elects, Purchaser’s obligation to accept such equity interests shall be subject to the condition that Seller (and equity holders or others acceptable to Purchaser) provide such representations and indemnities as are reasonably acceptable to Purchaser.

This offer is, of course, predicated upon the Purchaser’s review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants’ and guarantors’ financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, etc., and at least one year of audited operating statements on said Properties is required that qualifies, complies with and can be used in a public offering. Seller’s obligations hereunder with respect to the 6101 Richmond Building, Bay Colony Town Center, Pinehurst, Stables Town Center, and Walgreen’s-Spring Cypress are subject to its obtaining any consents and approvals as may be required under the applicable organizational documents governing any such Seller.

Purchaser hereby indemnifies and holds harmless Seller with respect to all damages and claims arising directly from damages to the Properties or injuries to persons caused by Purchaser or its agents during its inspection of the Properties. Purchaser and Seller agree that prior to Closing, they shall, except as required by law, or legal process, including but not limited to SEC filing requirements, disclose the terms hereof and any information provided pursuant thereto only to their employees, attorneys, accountants, advisors, third party contractors and title companies as they deem necessary to evaluate and/or consummate the transaction contemplated hereby.

If this offer is acceptable, please sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by May 20, 2005.

Sincerely,

INLAND REAL ESTATE ACQUISITIONS, INC.
or nominee

/s/ Matthew Tice
Matthew Tice

/s/ G. Joseph Cosenza
G. Joseph Cosenza
Vice Chairman

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-
SELLER SIGNATURE PAGES APPEAR ON FOLLOWING PAGES]

ACCEPTED this 18th of May, 2005:

24 Hour 249 & Jones Road:

20 A-K, L.P., a Texas limited partnership

By:	A-K Highway 249, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

24 Hour Woodlands:

A-S 38 WOODLAND PKWY-SIX PINES, L.P., a Texas
limited partnership limited

By:	A-S 38, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

1000 FM 1960 Building:

A-K TEXAS VENTURE CAPITAL, L.C., a Texas limited

liability company

By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

6101 Richmond Building:

16 RICHMOND LTD., a Texas
limited partnership

By:	Jadco G.P. Corp., a Texas corporation

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Agent

6234 Richmond:

19 RICHMOND AVE., LP., a Texas
limited partnership

By:	Richmond 19, L.C. a Texas limited liability company

	By:	/s/ Kyle D. Lippman
Name: Kyle D. Lippman
Title: Sole Member

11500 Market Street:

HUNTING BAYOU, L.P., a Texas

limited partnership

By:	A-K Hunting Bayou L.C., a Texas limited liability

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Antoine Town Center:

A-S 27 ANTOINE-HWY 249, L.P., a Texas

limited partnership

By:	A-S 27, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Ashford Plaza:

11 BISSONNET/HIGHWAY 6, L.P., a Texas

limited partnership

By:	Grant Road Capital, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Atascocita Shopping Center:

A-K-S 31 ATASCOCITA, L.P., a Texas

limited partnership

By:	A-K-S 31, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Bay Colony Town Center:

A-S 56 IH-45 SOUTH-FM 646, L.P., a Texas

limited partnership

By:	A-S 56, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Blackhawk Town Center:

A-S 66 BELTWAY 8-BLACKHAWK, L.P., a Texas

limited partnership

By:	A-S 66, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Carver Creek Shopping Center:

9 A-K, L.P., a Texas limited partnership

By:	A-K Texas Venture Capital, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Chilli’s Ground Lease:

A-K 1-10 EAST, L.P., a Texas

limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Cinemark 12:

A-S 68 HWY 288-SILVER LAKE, L.P., a Texas

limited partnership

By:	A-S 68, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Cinemark Jacinto City:

A-K 17 CINEMA #1, L.P., a Texas

limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Cinemark Webster:

AK-18 CINEMA #2, L.P., a Texas

limited partnership

By:	AK-18 Cinema, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Cy-Fair Town Center:

A-S 46 HWY 290-SPRlNG CYPRESS, L.P., a Texas

limited partnership

By:	A-S 46, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Cypress Town Center:

A-S 47 JONES-CYPRESS N. HOUSTON, L.P., a Texas

limited partnership

By:	A-S 47, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Eldridge Lakes Town Center:

A-S 41A ELDRIDGE LAKES II, L.P., a Texas

limited partnership

By:	A-S 41, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Eldridge Town Center:

A-S 41 ELDRIDGE-W. LITTLE YORK, L.P., a Texas

limited partnership

By:	A-S 41, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Friendswood:

A-S 30 FM 518-FM 528, L.P., a Texas

limited partnership

By:	A-S 30, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Highland Plaza:

A-K 74 MASON-HIGHLAND, L.P., a Texas

limited partnership

By:	A-K 74, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Hunting Bayou:

HUNTING BAYOU, L.P., a Texas

limited partnership

By:	A-K Hunting Bayou, L.C., a Texas limited liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Joe’s Crab Shack:

A-K TEXAS VENTURE CAPITAL, L.C., a Texas limited

liability company

By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

NTB Eldridge:

A-S 58 FM 1960-ELDRIDGE, L.P., a Texas
limited partnership

By:	A-S 58, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Pinehurst:

A-K COMMERCIAL PROPERTIES, L.C., a Texas limited
liability company

By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Saratoga Town Center:

A-S 54 SARATOGA-STAPLES, L.P., a Texas
limited partnership

By:	A-S 54, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Sherman Town Center:

A-S 60 HWY 75-LOY LAKE, L.P., a Texas
limited partnership

By:	Sherman GP, LLC, a Delaware limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Manager

Spring Town Center:

A-K-S 75 NEC SPRING TOWN CENTER, L.P., a Texas
limited partnership

By:	A-K-S 75, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Stables Town Center:

SPRING CYPRESS-CHAMPION FOREST 24, L.P., a Texas
limited partnership

By:	SAKK-24, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Texas City Office:

A-K TEXAS VENTURE CAPITAL, L.C., a Texas limited
liability company

By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Tomball Town Center:

A-S 62 HWY 249-FM 2920, LP., a Texas
limited partnership

By:	A-S 62, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Walgreen’s-Springfield:

A-S 63 NATIONAL-CHEROKEE, L.P., a Texas
limited partnership

By:	A-S 63, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

West End Square:

11 BISSONNET/HIGHWAY 6, L.P., a Texas
limited partnership

By:	Grant Road Capital, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Willis Town Center:

A-S 42 I-45-FM 1097, L.P., a Texas
limited partnership

By:	A-S 42, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Winchester Town Center:

A-S 65 JONES-WEST, L.P., a Texas
limited partnership

By:	A-S 65, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Woodforest Square:

14 WOODFOREST L.P., a Texas
limited partnership

By:	A-K Texas Venture Capital, L.C., a Texas limited
liability company

	By:	/s/ Steven D. Alvis
Name: Steven D. Alvis
Title: Member-Manager

Inland Real Estate Acquisitions, Inc.
Exhibit A
to
Letter of Intent

PROPERTY	A-S	STREET ADDRESS
24 Hour 249 & Jones	20	21602 Tomball Pkwy Houston, Texas 77070
24 Hour Woodlands	38	1800 Lake Woodland Dr. The Woodlands, Texas 77387
1000 FM 1960 Building	1	1000 FM 1960 Houston, Texas 77090
6101 Richmond Building	16	6101 Richmond Ave. Houston, Texas 77057
6234 Richmond	19	6234 Richmond Ave. Houston, Texas 77057
11500 Market Street - Hunting Bayou	7	11500 Market Street, Houston, Texas 77029
Antoine Town Center	27	12430 Tomball Pkwy Houston, Texas 77086
Ashford Plaza	11	12731-A Bissonnet Houston, Texas 77099
Atascocita Shopping Center	31	7072 FM 1960 East Humble, Texas 77346
Bay Colony Town Center	56	1807 FM 646 League City, Texas 77352 (west bldg.)
Blackhawk Town Center	66	9855-9865 Elackhawk Blvd. Retail A & B
Carver Creek Shopping Center	9	2020 Masters, Dallas, Texas 75248
Chili’s Ground Lease - Hunting Bayou	7	11510 I-10 East Houston, Texas 77029
Cinemark 12-Silverlake	68	Silver Lake Village, Pearland, Texas
Cinemark Jacinto City - Hunting Bayou	17	11450 I-10 East, Houston, Texas 77029
Cinemark Webster	18	20915 Gulf Freeway, Webster, Texas 77598
CyFair Town Center	46	17445 Spring Cypress Cypress, Texas 77429
Cypress Town Center	47	12220 Jones Rd. Houston, Texas 77070
Eldridge Lakes Town Center	41	6340 North Eldridge Pkwy Houston, Texas 77041
Eldridge Town Center	22	12442 FM 1960 West Houston, Texas 77065
Friendswood Shopping Center	30	140 West Parkwood Friendswood, Texas 77546
Highland Plaza	74	1520-1560 South Mason Rd. Houston, Texas 77450
Hunting Bayou Shopping Center	7	11410-11430 I-10 East Houston, Texas 77029
Joe’s Crab Shack - Hunting Bayou	1	11610 I-10 East Houston, Texas 77029
NTB Eldridge	58	12150 FM 1960 West, Houston, Texas 77065
Pinehurst Shopping Center	5	8005 FM 1960 East Humble, Texas 77346
Saratoga Town Center	54	5638 S. Staples Street Corpus Christi, Texas 78414
		6418 Saratoga Blvd. Corpus Chrisiti, Texas 78414
Sherman Town Center	60	Hwy 75 North Sherman, Texas 75091
Spring Town Center Phase I & II - Spring Town	75	21212 Kuykendahl Spring, Texas 77388
Stables at Town Center	24/25	8765 Spring Cypress Spring, Texas 77379
Texas City Office Building	1	2501 Palmer Hwy Texas City, Texas 77590
Tomball Town Center	62	14090, 14080, 14030 FM 2920 Tomball, Texas 77375
Walgreens Springfield MO	63	National @ Cherokee Springfield, Missouri
West End Square	11	2201 Hwy. 6 South Houston, Texas 77077
Willis Town Center	42	904 West Montgomery Willis, Texas 77378
Winchester Town Center	65	West Rd. @ Jones Rd. Houston, Texas
Woodforest Square Shopping Center	14	180 Uvalde B Houston, Texas 77015

1

Inland Real Estate Acquisitions, Inc.
Exhibit B
to
Letter of Intent

24 Hour Fitness-249/Jones

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount

24-Hour Fitness	21602	12/31/15	34,950	579,600
Houston UMA Taekwondo	21606A	05/31/13	10,050	45,644
Gulf Coast Countertops	21606C	02/28/06	7,000	35,652
Greg Majors Auctions	21606D	03/31/09	9,000	43,800
Phoenix Outstanding Services	21606B	4/30/2010	24,000	75,000
Totals			85,000	779,696

24 Hour Fitness-Woodlands

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
24-Hour Fitness		06/30/17	45,906	910,775
Totals			45,906	910,775

1000 FM 1960 Building

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount

Hudgins & Elkins Insurance Agency	100A	9/30/2005	432	5,184
Vacant - Spec tenant	100B		918	12,118
Owens Country Sausage	101	MTM	770	8,470
Wayne Aaron / Bluewater	102	MTM	1,104	12,144
The Together We Can Project	104	10/30/2006	475	5,937
Vacant - Spec tenant	105	MTM	1,117	14,744
KC Inspection Services	106	11/30/2007	1,600	14,400
Sarmira Group	107	8/8/2005	492	6,000
Diana J McCants	108	MTM	596	5,662
Vacant - Spec tenant	109		533	7,036
Faith Mihialov	110	11/30/2009	905	8,579
Residential Mortgage Processing Svcs	111	10/15/2006	299	3,737
WZI lnc	200	9/30/2005	1,284	14,964
Vacant - Spec tenant	200A		1,084	14,309
Primerica Financial Services	203	1/31/2003	734	8,074
Darlene Chenier	206	MTM	956	9,750
David Schreiber & Assoc.	207	MTM	695	8,400
Darlene Chenier	210	2/28/2006	360	3,672
Vacant - Spec tenant	212		1,132	14,942
Mike Pinzon dna Mixn Media	212	MTM	335	4,020
Bennie L Williamson	214	MTM	317	3,480
Contractors Insurance Services	215	MTM	515	5,904
I Diamonds-For-Less	217	1/31/2007	190	2,280
Enaq.Inc	218	MTM	246	2,340
Vacant - Spec tenant	219	MTM	198	2,614
The Waste Source	220	MTM	198	2,376
Excelsior Travel & Tours	221	1/31/2006	235	2,820
Vacant - Spec tenant	222		211	2,785
Tabitha Stewart	223	MTM	75	900
Vacant - Spec tenant	202		410	0
Totals			18,006	207,641

1

6101 Richmond Building

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Heron Bay LLC - Wild West Club		02/28/08	19,230	248,400
JP Morgan Chase Bank ATM				13,200
Totals			19,230	261,600

6234 Richmond Building

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
24 Hour Fitness, Inc Reg Office	100	05/31/06	6,000	69,996
6447 Corporation	200	01/31/09	8,781	141,600
Boxer Property Mgmt	250	MTM	920	8,280
Vacant	300		4,450	62,300
Vacant	400		2,890	40,459
Vacant	450		2,560	35,841
Totals			25,601	358,476

11500 Market Street - Hunting Bayou

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Magnum Staffing		10/31/05	2,719	32,628
Totals			2,719	32,628

Antoine Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Whataburger	pad	12/31/17		$42,000
Compass	pad	06/01/23		$65,000
Taco Cabana	pad	07/31/23		$45,000
Dollar Cleaners	A	05/31/13	3,000	$54,000
Wingstop	B	03/31/09	1,500	$25,488
Advance America	C	03/04/08	1,500	$28,125
Linh Nguyen Nails	D	11/30/08	1,500	$27,900
TSO / Barbara Higgins, OD	E	05/31/09	2,080	$33,280
Nothing Over $1.00 Store	G	03/31/08	6,000	$81,000
CICl’s Pizza	H	03/31/13	4,500	$67,500
Cato Corp	J	01/31/10	4,000	$48,000
Vacant Spec tenant		5 yr	3,273	$60,878
Sally’s Beauty Supplies	Q	05/31/08	1,500	$27,750
Subway Real Estate Corp	T	04/30/08	1,500	$27,900
Smile Image	R	03/31/13	1,750	$30,187
TGF Haircucters	S	04/30/08	1,500	$27,750
Radio Shack	T	04/30/08	2,400	$42,000
Totals			36,003	733,758

2

Ashford Plaza

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Cap-Mor #1 -Water		04/30/06		$7,400
Faster Fuel, LLC	12703	09/30/12		$36,000
Christine’s Salon	12713	05/31/06	3,833	$39,097
Link Temporaries, S.W., Inc	12713-A	03/31/06	2,145	$19,305
Sturnpy’s	12715	12/31/06	1,800	$17,280
Murtaza Amjii	12717	05/31/07	975	$8,775
Vacant - spec tenent	12719	12/14/05	2,272	$23,174
Glory of God African Market	12719-A	11/30/06	1,175	$11,633
Liaz Cleaners	12719-B	11/30/09	1,000	$9,600
Kingdom Inn Missionary Baptist Ch	12719-C	08/31/06	1,000	$9,000
Kingdom Inn Missionary Baptist Ch	12719-D	08/31/06	1,560	$14,040
Alief Barber Shop	12721	04/30/06	1,040	$9,984
Alief Barber Shop	12723	04/30/06	1,040	$9,984
Delu Tadi	12725	07/01/03	1,235	$11,115
ABL Pagers	12729-A	11/30/06	975	$9,360
Country Bonding	12729	09/30/07	975	$8,775
Little Angels Day Care	12731	06/30/05	3,289	$22,891
Little Angels Day Care	12733	06/30/05	2,150	$17,544
Hairs To u	12735	11/30/08	780	$7,488
Better Image Photography	12757	06/30/03	5,850	$59,670
Totals			33,094	352,115

Atascocita

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
24-Hour Fitness-base rent	7068	07/31/15	37,264	$535,670
Simon Cheung dba Quizno’s	7072-01	09/30/05	1,500	$25,998
Phuoc Huu Nguyen	7072-02	02/28/08	1,200	$21,600
Dreyer’s Ice Cream Shop	7072-03	06/30/08	1,180	$17,700
Wireless Attractions	7072-04	07/31/06	1,200	$18,000
Buck’s Pizza Restaurant	7072-05	12/31/06	1,100	$16,500
Bella Nail Salon	7072-06	11/30/05	900	$13,500
Dry Clean Planet	7072-07	01/31/11	2,982	$48,209
Totals			47,326	697,177

3

Bay Colony Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
HEB - ground lease		08/31/24		$530,000
Walgreens		75 years	14,820	$310,236
Bank of America	BC-5	12/31/2024	4,500	$230,000
Wells Fargo Bank	Pad	09/01/2024		$120,000
Dry Cleaners		10 years	3,000	$51,000
Planet Beach of League City	1804C	01/31/10	1,504	$30,080
Nationwide Insurance	1804D	5 years	1,400	$16,800
Nails II	1804H	01/31/15	2,148	$48,151
HCA Hospital	1804J	5 years	10.000	$180,000
Univ of Texas Medical Branch	1S04N	10 years	9,920	$218,240
TGF Haircutters	1804S	01/31/10	1,400	$36,000
Subway	1804T	01/31/10	1,495	$35,880
Vacant - Spec tenants	BC-I		8,561	$196,903
888 Chinese Restaurant	1812	10 years	3,000	$66.000
The Great Frame Up	2945A	12/31/2009	1,995	$44,888
Cingular Wireless	2945B	12/31/2009	1,131	$27,144
Serita M. Gardner, OD	2945C	10 years	2,051	$36,918
Dental, Etc.		5 years	1,875	$36,918
Gateway Chiropractic		5 years	2,966	$68,218
Vacant - Spec tenants	BC-2		1,707	$40,968
Cold Stone Creamery	2925A	01/31/2010	1,500	$36,625
The UPS Store	2625B	01/31/2010	1,460	$36,500
Jammin’ Inc	2925F	7 years	2,787	$55,740
Sprint	2925G	12/31/2010	2,513	$65,338
Vacant - Spec tenants	BC-3		10,307	$267,982
Totals			92,040	2,786,528

Blackhawk Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
HEB		01/28/2025		$600,000
Bank of America BTS		03/31/2025	4,500	$217,500
Walgreens BTS		04/30/2080	14,820	$370,000
De Top Nails	A	5 years	1,520	$36,480
Nationwide Ins - Karen Coady	B	10 years	1,140	$27,360
Subway	A	5 years	1,520	$34,960
9er’s Grill		5 years	2,653	$51,734
Chinese Restaurant-being signed		5 years	1,995	$47,880
Cuong Nguyen, DDS	B	10 years	1,520	$33,440
Little Caesar’s Pizza-being signed		5 years	1,520	$35,173
Optometrist-being signed		5 years	1,520	$31,920
Ace Cash Express-being signed		5 years	1,520	$33,440
Vacant - Spec tenants	Bldg A		0	$0
Vacant - Spec tenants	Bldg B		0	$0
Totals			34,228	1,519,886

4

Carver Creek

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Progressive Child Development	100	09/30/06	5,330	$33,899
Dallas Cty Local Wkforce Dev Bd	120	01/31/05	9,589	$88,698
Slate of Texas	110	08/31/06	18,402	$172,217
Totals			33,321	294,814

Chili’s Jacinto City

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Brinker International - Chili’s		09/30/08	0	$63,500
Totals			0	63,500

Cinemark 12 - SilverLake

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Cinemark			39,081	$625,296

Totals			39,081	625,296

Cinemark Jacinto City - Hunting Bayou

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Cinermark Texas		05/31/18	68,000	$686,000
Totals			68,000	686,000

Cinemark Webster

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Cinemark Texas		02/28/21	86,389	$1,035,000
Totals			86,389	1,035,000

5

CyFair Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Taco Bell	Pad	15 year	0	$72,500
Washington Mutual Bank	Pad	08/31/23	0	$85,000
Woodforest	Sign		0	$4,800
Galaxy Health Care	17333C	02/28/09	3,150	$63,000
Under the Sun	17333E	01/31/09	1,750	$35,000
Cypress Rosehill Medical Clinic	17333F	03/30/09	2,100	$42,000
Hintze Dance Center	17333G	07/31/09	2,810	$53,157
Green Garden Chinese Restaurant	17333H	07/31/14	3,477	$58,964
Cold Stone Creamery	17337A	11/30/09	1,400	$33,600
Classic Hair	17337B	11/30/09	1,750	$35,000
Wireless Choice	17337C	02/28/10	983	$23,592
Children’s Boutique	17337D	10/31/09	1,400	$28,000
Texas One Credit Union	17337E	10/31/09	1,400	$33,600
La Maria Mexican Restautant	17445A	10/31/10	4,200	$75,600
Subway	17445D	10/31/08	1,540	$30,800
Pizza Hut	17445E	09/30/08	1,610	$30,590
Vikie Lynn’s	17445F	04/30/09	1,400	$26,833
Strong Vision	17445G	11/30/08	1,750	$34,417
Unique Nails & Day Spa	17445H	10/31/13	2,100	$42,000
TGF Haircutters	17445I	10/31/08	1,400	$30,222
Gateway Global	17515A	12/31/13	2,800	$50,400
Willow Creek Enterprises/UPS	17515C	11/30/08	1,364	$26,712
Bella De Cor	17515D	06/30/09	1,436	$28,716
Paper Daisy, LLC	175I5E	08/31/09	1,200	$24,000
The Great Frame Up	17515F	08/31/09	1,800	$36,000
Universal Land Titlte of Texas, Inc	17515G	10/31/09	1,200	$25,488
Nationwide Insurance	17515H	11/30/08	1,050	$21,000
Gary Pillers, DDS	17515I	12/31/13	2,450	$49,000
Totals			47,520	1,099,990

6

Cypress Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Washington Mutual	12218A	01/31/13	4,000	$107,200
Quizno’s	12218B	01/31/13	1,400	$25,200
Wireless Choice / T-Mobile	12218C	04/30/08	1,050	$19,425
Mail Boxes +	12218D	03/31/08	1,050	$20,790
China Inn Café	12218E	05/31/08	2,800	$53,060
Vacant - Spec Tenant	12218H		4,200	$79,800
Curves for Women	12218I	12/31/08	1,470	$28,372
The Taper Caper Gifts	12218J	04/30/09	2,450	$42,426
Vacant - Spec Tenant			3,280	$62,320
Love Cleaners	12220A	03/31/13	2,450	$42,416
Sharp Vision	12220B	02/28/10	1,400	$25,433
Kim Cue Vo, DDS	12220C	03/31/13	1,610	$28,980
Andrew’s Jewelry	12220D	08/31/08	1,540	$26,950
Onion Blossom	12220E	06/30/09	1,400	$22,400
Serene Care Nails	12220F	03/31/08	1,750	$32,375
TGF Haircutters	12220G	03/31/08	1,400	$26,600
Sterling Bank	12120A	04/30/14	2,100	$51,800
Star Tex Title Com	12120D	04/30/09	3,200	$59,200
Countrywide Home Loan, Inc	12120E	09/30/09	2,100	$37,800
DaVita Dialysis - proposed	12120G	10 years	6,000	$108,000
Melvin Beard Insurance-signed	12120K	5 years	1,050	$19,950
Payday Advance - signed	12120L	5 years	1,050	$19,950
Papa Johns Pizza	12120M	5 years	1,400	$25,200
Blockbuster Video	12120N	02/28/10	4,900	$98,000
Totals			55,050	1,063,647

7

Eldridge Lakes Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Bank of America	Pad 08	11/30/18	4,700	$195,000
First Convenience Bank	Sign		0	$2,400
Walgreens	Pad	09/30/79	14,820	$309,000
Dollar Hut	6340A	11/30/13	6,000	$96,000
Image Nail	6340D	01/31/14	1,470	$27,342
TGF Haircutters	6340E	01/31/09	1,330	$27,597
Vogue Cleaners & Alterations	6340F	12/31/13	1,750	$33,250
One Stop Cellular & Satelite	6340G	04/30/09	1,300	$25,025
Marble Slab	6340H	09/30/09	1,300	$24,050
Cosmic Copies & Mail	6340I	12/31/08	1,400	$27,125
Chinois Orient Bistro	6340K	02/28/14	3,000	$54,000
Spectrum Eye Care	6340L	01/31/09	1,400	$26,950
Subway Real Estate Corp.	6340M	01/31/09	1,400	$26,880
The Great Frame Up	6340N	08/31/09	1,600	$28,800
Pizza Factory	6340	5 yr	5,710	$105,178
True Care Dental	6370B	07/31/14	1,750	$30,450
Burning Desires Candle	6370C	06/30/09	2,000	$37,200
H & R Block	6370D	04/30/10	1,300	$24,696
The Midas Real Estate Group, LLC	6370E	06/30/09	1,400	$25,480
Vacant Retail 2 - Spec Tenant	6370		1,350	$26,325
Totals			54,980	1,152,749

Eldridge Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Phase 1
Jack in the Box	Pad 1	05/20/20		$109,997
Washington Mutual	Pad 2	12/31/20		$52,500
Cy Fair Wine & Spirits	12410	11/30/05	1,875	$41,672
General Nutrition Corp.	12412	10/31/05	1,500	$34,400
Fantastic Sams	12414	11/30/05	1,500	$31,353
Game Stop, Inc.	12416	10/31/06	1,612	$29,983
Houston Nailworks, LLC	12418	01/31/14	1,500	$30,000
Jonathan T. Wong, O.D.	12420	02/28/06	1,839	$38,006
Quizno’s	12424	11/30/07	1,536	$31,642
Thai Spice Restaurant	12426	07/31/11	5,006	$92,611
Bell Cleaners	12428	12/31/10	1,400	$29,400
Ann N. Le, DDS	12432	11/30/10	1,400	$28,875
Postal N’ Shipping	12436	11/30/05	1,400	$27,125
Hoang Medical Associates	12438	02/28/09	1,604	$29,193
Elan Day Spa	12440	11/30/08	2,828	$52,601
Phase 2
Cain Holding /Panera Bread	Pad 7	07/31/12	4,200	$111,216
Bank One	Pad 8	03/31/22	3,880	$75,000
Petco Southwest	12310	01/31/13	13,440	$182,250
Hooker Asset Mgmt/Hallmark	12240	02/28/08	4,200	$67,200
TCBY Mrs. Fields Cookies	12254	08/31/07	1,400	$25,200
Voicestream Houston, Inc	12258	10/31/07	1,750	$33,250
Mike Wesley dba State Farm	12260	08/31/07	1,190	$21,421
Houston Custom Framing	12262	11/30/07	1,400	$25,200
Image Tan	12264	11/30/07	1,610	$30,590
Premier Jewelers	12264A	12/31/09	1,224	$23,011
Dr. Janice M Kelley	12264B	07/31/08	1,210	$22,692
French Quarter Restarant	12266	04/30/08	4,964	$85,629
Hollywood Entertainment	12426	10/31/12	6,300	$119,511
Totals			71,768	1,481,528

8

Friendswood Crossing

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
McDonalds	Pad 1	8/14/2021		$54,996
Vacant - spec tenant	102		3,080	$49,280
Hair Essence	104	2/28/2009	1,519	$22,785
Pizza Hut	108	3/31/2007	1,519	$21,266
Shirley’s Donuts & Kolaches	110	6/30/2007	1,209	$16,500
The 7th No Hitter	112	5/31/2005	1,081	$12,972
One Stop Cellular	114	10/31/2007	1,426	$22,816
Former CVS Pharmacy-now vacant	120		8,442	$118,188
Family Healthcare Centers, Inc.	126	12/31/2006	2,867	$43,005
24-Hour Fitness	130	9/30/2015	35,684	$459,610
Starlite Smoothie	132	8/31/2006	1,157	$17,934
Mystic Nails	134	12/31/2005	943	$13,240
Malibu Tan	136	2/28/2006	2,100	$30,450
Emerald Spring Wellness Clinic	140	12/31/2008	2,701	$41,865
El Rancho Mexican Restaurant	146	05/31/09	3,600	$54,000
Totals			67,328	978,907

Highland Plaza

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Pei Wei Asian Diner	1590A	6/30/2014	3,010	$94,804
Papa John’s Pizza	pad	12/31/2009		$22,800
Nutrition Depot	1548B	4/31/08	1,312	$24,938
Silk-N-More Flowers	1548A	06/30/08	1,313	$23,625
24 Hour Fitness	1550	04/30/19	35,357	$601,069
Murphy’s Deli	1560A	04/30/08	1,500	$30,870
Baskin Robbins	1560B	04/30/13	1,500	$34,500
Kid Fit - Frank Santarose	1560E	03/31/13	5,998	$90,898
Pizza Inn	1560F	01/31/09	900	$17,550
Superior Insurance Services	1560G	01/31/09	829	$16,286
Zebo’s Coffee Shop	1590B	09/30/09	1,430	$40,040
Cinco Dry Cleaners	1520	09/30/2006	3,000	$48,720
Jacobs, James M., DPM	1520A	08/31/2009	1,000	$16,120
Vu, Kevin Hai, DDS	1520B	08/31/2009	1,400	$22,560
La Finca, Inc.	1520C	02/28/2006	2,120	$34,464
La Finca, Inc.	1520E	02/28/2006	1,200	$19,560
La Finca, Inc.	1520F	02/28/2006	1,000	$16,200
Vivian Nguyen and Hai Tran	1540	10/31/2008	900	$17,400
Fantastic Cuts - N V Pham & D D Le Ve	1540A	11/30/2009	1,200	$22,070
Frank L. Hursh-Allstate Insurance	1540B	07/31/2009	900	$16,770
Optimeyes, PLLC, dba Vision Source	1540C	07/31/2006	1,800	$29,820
Micali Corp	1540D	10/31/2009	1,050	$20,475
Wireless Communications	1540E	5 yr	1,050	$20,475
Malibu Tan	1540F	12/31/2009	2,400	$43,200
Totals			72,169	1,325,213

9

Hunting Bayou

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
BK Dental Management	100	01/31/15	1,735	$28,628
Auto Insurance Discounters	120	03/31/05	800	$12,000
Jackson Hewitt Tax Service	150	04/30/09	1,050	$18,900
Freeway Finance	180	10/31/07	1,965	$32,918
Murphy’s Deli	200	08/31/08	1,500	$31,635
Cici’s Pizza	150	10 yr	4,500	$67,500
Vacant - Spec Tenant	160		1,615	$25,840
Max Care Pharmacy	170	05/31/09	1,750	$28,875
MTI College of Business	220	05/31/09	33,650	$252,375
Former Tile Outlet-now vacant	240		11,790	$70,740
24 Hour Fitness - lease	280	01/31/14	43,460	$342,465
MG Coffee Shop	304	04/30/10	1,025	$18,450
Nutrition Depot	306	12/31/09	1,025	$15,990
Tesoro Nails	310	02/28/08	1,050	$17,250
Gambro Healthcare	320	10/31/05	5,660	$64,524
City of Houston-WIC Program	340	10/31/06	3,090	$37,080
Brett L Garner	350	08/14/07	5,040	$63,750
Vacant - Spec Tenant	360		7,630	$114,450
N. Texas Open Air MRI, LLC	380	10/31/05	1,200	$19,680
Accident & Injury Pain Center	390	10/31/05	2,230	$36,366
CCHUN Corp	400	08/31/09	1,400	$22,920
Chase Bank ATM		10/31/2008	0	$10,800
Totals			133,165	1,333,135

Joe’s Crab Shack - Hunting Bayou

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Landry’s - Joes Crab Shack		07/02/18	0	$79,500
Totals			0	79,500

NTB Eldridge

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
NTB Store-Ground Lse	pad	08/31/18		$65,000
Totals			0	65,000

10

Pinehurst Shopping Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Austen’s Bistro	8009	05/31/07	2,436	$23,386
Stephen G Eichelsdorfer	8011	09/30/09	806	$8,705
State Farm Ins - Burklew	8013	04/14/07	2,100	$20,318
Travis Barber Shop	8015	12/31/05	1,000	$9,600
Henderson’s ATA Black Belt Acad	8019	MTM	4,150	$37,350
Computer Avenue	8027	MTM	1,000	$10,200
Fantastic Cuts	8029	09/30/09	1,000	$10,200
Tim Bates	8031	02/18/08	1,000	$9,200
Texas Int’l Express	8039	01/31/05	1,000	$9,000
Vacant - spec tenant	8041		850	$6,800
Vacant - spec tenant	8045		5,943	$47,536
Vacant - spec tenant	8057		1,500	$15,000
Vacant - spec tenant	8057a		1,170	$11,700
Veron Cajon Meat Market	8059	MTM	2,160	$19,440
Baytown Seafood Restaurant	8061	09/30/06	3,550	$31,950
Nikola Gajic, MD	8067	MTM	1,800	$15,120
VKCI, LP	8071	02/28/05	1,410	$14,221
Carl T Martin	8073	MTM	808	$7,757
A+ Food Market	8075	05/31/08	1,530	$14,688
Liem Dac To	8077	02/28/07	1,460	$14,016
Jerry Lee Turner	8073A	12/31/05	1,236	$9,641
Lily’s Donuts	8077a	04/30/08	600	$5,460
Besy Donuts	8077b	03/31/07	1,426	$14,545
Totals			39,934	365,831

Saratoga Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Wendy’s	Pad	1/31/2024		$88,542
Utopia World Cuisine, Inc.	E100	5 yr	5,918	$106,524
Medical Spa	El04	5 yr	1,800	$34,560
Complete Family Eye Care	E106	09/30/09	1,750	$33,600
Sprint PCS	E108	08/31/09	2,450	$50,225
My Scrubs, LLC	E110	5 yr	1,400	$26,880
Philip Randolph Jewelry	E112	5 yr	1,400	$26,880
Ooh LaLa Boutique	E114	12/31/09	1,400	$26,880
Vacant - Spec Tenant	E114B		2,800	$56,000
Texas Food Service d/b/a Figaro’s Pizza	E116	10/31/09	1,400	$26,544
Elite Nails	E118	09/30/09	1,400	$25,200
Deluxe Cleaners	E120	09/30/14	2,450	$44,100
Noodle House	W102	09/30/09	4,138	$75,111
Electronics Boutique of America Inc.	W110	09/30/09	1,400	$27,650
My Favorite Muffin	W114	07/31/09	1,600	$30,400
Quiraos Sub	W118	06/30/14	1,400	$26,250
Cost Cutters	W120	09/30/09	1,400	$27,440
Oasis	W124	09/30/14	4,488	$80,784
Mark & Laura Wilson dba Keva Juice	W126	05/31/14	1,188	$22,810
Petco Southwest, LP	W130	01/31/15	13,500	$189,000
Vacant - Spec Tenant	W134		2,100	$42,000
King Of Sleep	W142	11/30/09	2,800	$47,040
Totals			58,182	1,114,420

11

Sherman Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Wendy’s	Pad 3A	12/31/13		$65,000
Panera Bread	Pad 4	11/30/14		$139,100
Chuck E. Cheese’s	Pad 9	11/30/13		$57,600
Logan’s Roadhouse	Pad 10	3/31/19		$77,500
Chick-Fil-A	Pad 12	9/30/19		$62,500
Belk, Inc	3606	3/4/24	73,777	$239,775
Petco	4184	5/31/14	15,040	$211,923
Eye Mart Express	4182	4/30/09	4,000	$73,000
Motherhood Maternity	4178	9/30/14	2,000	$42,000
Payless Shoes	4172	3/31/09	2,934	$52,812
Buffalo Wild Wings	4066	4/30/15	5,500	$101,750
Cold Stone Creamery	4062	8/31/09	1,400	$28,700
Sport Clips	4060	11/30/09	1,400	$28,000
Batteries Plus	4054	3/31/10	2,080	$36,400
Sprint	4050	9/30/09	3,000	$60,000
Lifeway Christian Bookstore	4026	1/31/10	5,950	$110,075
Nail Salon	4020	9/30/09	1,400	$30,100
Game Stop	4018	9/30/09	1,400	$28,000
Mattress Giant	4016	8/31/14	4,500	$92,250
Gift, Decor and More	4024	5 year	2,180	$39,240
Old Navy	3920	1/31/10	14,800	$199,800
Claire’s Boutique	3916	11/30/14	1,600	$32,000
Famous Footware	3912	8/31/14	8,400	$123,900
The Dress Barn	3900	6/30/09	7,730	$107,800
Ross Stores	3800	1/31/15	29,843	$286,776
Pier 1 Imports	3716	4/30/14	9,460	$144,265
Bed Bath & Beyond	3710	1/31/15	19,000	$148,500
Rue 21	3706	12/31/09	4,000	$66,000
Lane Bryant	3612	9/30/09	4,080	$65,280
Hobby Lobby	3500	4/30/19	65,000	$471,250
Dollar Tree	3416	1/31/15	11,900	$107,100
Books-A-Million	3404	1/31/15	12,800	$152,960
Cinemark USA	3310	12/31/23	38,597	$559,656
Totals			353,771	4,041,013

Spring Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Hibernia Bank	Pad1	07/31/24	0	$70,000
Bank of America	Pad2	12/31/18	4,700	$175,000
Chili’s	Pad6	12/31/14	0	$83,000
Walgreens	Pad 3	12/31/78	14,560	$340,000
Wendy’s	Pad 5	09/01/14	0	$68,000
Paul’s Pizza		08/31/14	3,320	$59,760
Saifee Family Denistry		08/31/14	1,500	$27,900
Gamestop		08/31/09	1,500	$30,000
Great Clips		07/31/09	1,125	$22,500
Nail Salon		08/31/11	1,500	$28,250
Sally’s Beauty		09/30/09	1,500	$28,800
Philly Connection		08/31/09	1,535	$32,235
Payless Shoe		07/31/09	3,010	$56,317
$1.19 Dry Clean		08/31/14	3,137	$69,014
Vacant - Spec Tenant			1,660	$31,540
Vacant - Spec Tenant			1,524	$28,956
Totals			40,571	1,151,272

12

Stables Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Stables I - Phase 1
Wendy’s International	pad	12/31/11		$45,000
Hallmark Gold Crown-now vacant	8765 -A		4,335	$80,631
Fantastic Day Spa	8765 -D	08/31/08	3,044	$48,704
EB Games	8765-F	04/30/09	1,400	$28,000
TGF Haircutters	8765-G	06/30/06	1,400	$28,000
Frame Craft	8765 -H	07/31/06	1,750	$32,340
Las Canteras Restaurant	8765 -I	12/20/11	4,693	$89,167
Postal Annex +	8765 -L	07/31/06	1,400	$26,250
Chaps Cleaners	8765-M	07/31/06	1,400	$30,100
Urban Eyes	8765 -N	12/31/08	1,630	$29,747
Subway Sandwich	8765 -O	08/31/06	1,400	$25,900
Pizza Hut	8765-P	07/31/06	1,540	$27,720
Stables I -Phase 2
Washington Mutual Bank	pad	06/30/21		$72,600
Cold Stone Creamery	8715-A	5 years	1,500	$34,500
Starbucks	8715-B	08/31/12	1,500	$35,700
Stables I - Phase 3
First Service Credit Union		5 yr	2,450	$51,450
Amy Koenig Dance Studio		5 yr	1,750	$30,917
T Jin’s China Cafe		5 yr	2,698	$51,262
Spec Tenants		5 yr	10,490	$209,800
Stable II - Phase 1
Walgreen Co	18505	04/30/62	14,490	$279,000
Bank of America	18535	01/31/17	5,200	$146,000
Coldwell Banker	18425-100	06/30/09	6,500	$113,750
Star Tex Title	18425-120	08/31/07	5,000	$92,500
Mimi Van Der Leden, MD	18425-200	05/31/03	1,980	$37,620
Juli Whitman Ins. Agengy	18425-210	5 years	1,402	$25,236
Smilecrafters, P.A.	18425-220	10/31/12	1,799	$32,742
Liberty Mutual Insurance Co.	18425-230	10/31/08	3,908	$70,344
Ronald J Toole, DDS	18425-250	09/30/13	2,449	$42,858
Totals			87,108	1,817,838

13

Texas City Office Building

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Southwest Bank of Texas	100	4/30/2010	3,775	57,272
Vacant - Spec tenant	101		2,095	27,654
Vacant - Spec tenant DELETE THIS S	102		116	0
Cook Dental Center	103	5 year	l,656	19,941
Gulf Coast Oral Surgery	105	MTM	2,462	28,800
John G. Knecht, DPM	110	MTM	1,409	17,808
Paul Houston La Valie & Assoc	112	11/11/2009	941	10,869
Vacant -Spec tenant	130		961	12,685
Edward D. Jones & Co.	140	6/30/2008	1,031	12,372
Texas City travel	160	MTM	755	9,060
Vacant - Spec tenant	200		3,540	46,728
United American insurance	201	MTM	780	7,800
Vacant - Spec tenant	201-A		564	7,445
Vacant - Spec tenant	202		172	2,270
Toni Jo Lindstrom, Inc	202-A	4/30/2004	801	9,000
McRoberts Protective Agency	202-B	1/31/2007	670	8,040
World Trade Network, Inc	203	MTM	527	6,324
Vacant - Spec tenant	205		1,110	14,652
Vacant - Spec tenant	209		835	11,022
Bravos Mexican Restaurants, Inc	210	9/30/2005	579	6,943
BEI Engineering	230	MTM	955	11,460
Vacant - Spec tenant	235		1,723	22,744
J G Welch, Jr DDS	240	MTM	2,674	32,088
Money Mgmt Int’l	250	1/31/2007	425	5,971
Vacant - Spec tenant	255		530	6,996
Totals			31,086	395,943

Tomball Town Center

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Pad D-2-Wachovia		15 years		$125,000
Paul’s Pizza	14030A	10 years	3,262	$54,150
Image Nail & Facial	14030C	10 years	1,500	$33,000
Sport Clips	14030D	01/31/2010	1,500	$31,500
Berkeley Eye Center	14030E	10 years	3,613	$76,487
TGF Haircutters	14030G	5 years	1,400	$33,600
Taco Cabana	14030J	10 years	2,800	$64,400
Vacant - Spec tenant	Bldg C-1		2,543	$55,946
Men’s Wearhouse Cleaners	14020A	10 years	2,400	$66,600
Malibu Tan	14020C	5 years	2,000	$44,000
Vacant - spec tenant	Bldg C-2		1,100	$26,400
Vacant - Spec tenant	Bldg B		4,200	$117,600
Washington Mutual	14080	02/06/10	3,500	$98,000
Stewart Title Co	14080B	10 years	4,349	$86,976
Vacant - Spec tenant	Bldg E-1		6,000	$132,000
Sprint	14090A	12/31/2009	2,100	$48,300
The Great Frame Up	14090B	02/28/2010	1,400	$33,600
Cold Stone Creamery	14090C	12/31/2009	1,400	$30,800
Hollywood Video	14090D	10 years	6,100	$129,000
The UPS Store	14090G	01/31/2010	1,400	$30,100
The Silver Strawberry	14090H	01/31/2010	1,400	$30,800
Elegant Domain	14090I	5 years	1,400	$30,100
Totals			55,367	1,378,359

14

Walgreens - Springfield, MO

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Walgreens		01/31/73	14,560	$315,331
Totals			14,560	315,331

West End Square

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Blue Haven Pool	2201	04/30/06	2,420	$26,136
Jose Mata & Ramon Garcia	2203	MTM	904	$9,763
Blanca Laines	2205	07/31/09	1,206	$10,854
Vacant	2207		1,371	$10,283
Vacant	2207A		1,710	$12,825
Hunan Pagoda Restaurant	2209	11/30/05	3,500	$36,540
Vacant	2211		1,674	$18,414
Memorial Microwave	2213	06/30/05	998	$8,982
Latty Lasode	2215	12/31/07	1,000	$11,600
Olde World Charm	2217	MTM	1,995	$19,152
Wesi Oaks Chiropractic	2221	MTM	1,330	$11,172
Silvi’s Antiques - delete this line	2223	10/31/03	0	$0
Alvin Linhart/Weddings by Debbie	2223b	09/30/09	14,076	$143,575
Just Brakes	2239	08/31/05	3,453	$41,436
Roland Cardner	2215A	08/31/07	1,000	$12,000
Totals			36,637	372,732

15

Willis Town Center

				Corrected
		Expiration	NBA	Income
Tenants	Unit	Date	SF	Amount
Pad Building-Spec-multi-tenant	Pad	10 year	4,800	$100,800
M.G.A. Inc a Delaware Corporation	904-1	10/31/2009	3,220	$48,300
Time Cleaners / TNAA, Inc.	904-2	12/31/2011	2,000	$30,000
Willis Nail	904-3	10/31/2006	1,000	$17,567
The UPS Store	904-4	11/30/2006	1,400	$23,800
Texas Hair Express	904-5	11/30/1006	1,920	$28,800
GRM Enterprises, Inc. dba Mr. Gatti’s	904-6	11/30/2006	1,200	$18,755
Gayle J. Fletcher, DDS , P.A.	904-7	5/31/2012	2,000	$31,000
Totals			17,540	299,022

Winchester Town Center

				Corrected
		Expiration	NBA	Income
Tenants	Unit	Date	SF	Amount
Washington Mutual	9344A	02/28/2010	3,500	$77,000
Allstate Financial Services	9344C	5 years	900	$16,650
Quizno’s		5 years	1,500	$29,250
Hair by 3	9344J	5 years	1,200	$22,200
Bella Nail	9344K	5 years	1,800	$41,850
Income Tax & Postal Center Plus	9344L	5 years	1,200	$23,400
Vacant - Spec tenants			7,900	$150,100
Totals			18,000	360,450

Woodforest Square

				Corrected
		Expiration	NRA	Income
Tenants	Unit	Date	SF	Amount
Mr. Gatti’s Pizza No. 412	150	01/31/08	6,300	$75,600
Fashion Plus	154	11/30/05	1,750	$16,800
Nysom Apparel	156	12/31/07	1,050	$12,600
Nysom Apparel	160	12/31/07	1,491	$8,946
Rosemary Huong Lam	172	05/31/08	1,190	$10,710
Viann Nail Salon	172	07/31/10	1,085	$9,765
Aline D Tran, DDS	174	01/31/06	1,400	$12,600
Center for Behavioral Health	176	10/31/06	2,150	$19,221
Victor Boudreaux	178	02/28/07	1,000	$9,400
Sho Nuff Good	180	03/31/10	3,150	$15,593
T.C. Clean Scene	184	12/31/05	4,200	$28,224
Vacant - spec tenant	188		3,471	$41,652
Armando Rodriguez	194	MTM	800	$9,600
Uvalde Insurance	195	MTM	690	$5,796
Gary Greene Realtors	196	05/31/06	4,000	$55,200
Vacant - spec tenant	198		5,950	$41,650
Totals			39,677	373,357

16

Inland Real Estate Acquisitions, Inc.

Exhibit C

to

Letter of Intent

EXHIBIT C

Texas City Office Building

Lease Up to 5% Vacancy or $15,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
BEI Engineering	955	11,460,00	955.00	$12.00
Bravos Mexican Restaurants, Inc.	579	6,943,00	576.58	$11.99		September-05
Edward D. Jones & Co.	1,031	12,372,00	1,031.00	$12.00		June-06
Gulf Coast Oral Surgery	2,462	28,600.00	2,400.00	$11.70
J G Welch, Jr DDS	2,674	32,088.00	2,674.00	$12.00
John G. Knecht, DPM	1,409	17,808.00	1,484.00	$12.64
McRoberts Protective Agency	670	8,040.00	670.00	$12.00		January-07
Money Mgmt Int’l	425	5,971.00	497.58	$14.05		January-07
Paul Houston La Valle & Assoc.	941	10,869.00	905.75	$11.55		November-09
Southwest Bank of Texas	3,775	57,272.00	4,772.67	$15.17		April-10
Texas City Travel	755	9,060.00	755.00	$12.00
Tonl Jo Lindstrom, Inc.	801	9,000.00	750.00	$11.24		April-04
United American Insurance	780	7,800.00	650.00	$10.00
World Trade Network, Inc.	527	6,324.00	527.00	$12.00
Cook Dental Center	1,656	19,941.00	1,661.75	$12.04
Vacant - Spec Tenant	3,540	46,728.00	3,894.00	$13.20
Vacant - Spec Tenant	2,095	27,654.00	2,304.50	$13.20
Vacant - Spec Tenant	1,723	22,744.00	1,895.33	$13.20
Vacant - Spec Tenant	1,110	14,652.00	1,221.00	$13.20
Vacant - Spec Tenant	961	12,685.00	1,057.08	$13.20
Vacant - Spec Tenant	835	11,022.00	918.50	$13.20
Vacant - Spec Tenant	564	7,445.00	620.42	$13.20
Vacant - Spec Tenant	530	6,996.00	583.00	$13.20
Vacant - Spec Tenant	172	2,270.00	189.17	$13.20
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	30,970	395,944.00

Tomball Town Center

Lease Up to 3% Vacancy or $26,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Hollywood Video	6,100	129,000.00	10,750.00	$21.15		10 years
Taco Cabana	2,800	64,400.00	5,366.67	$33.00		10 years
Sprint	2,100	48,300.00	4,025.00	$23.00		December-09
Cold Stone Creamery	1,400	30,600.00	2,566.67	$22.00		December-09
The UPS Store	1,400	30,100.00	2,508.33	$21.50		January-10
Berkeley Eye Center	3,200	76,487.00	6,373.92	$23.90		10 years
Elegant Domain	1,400	30,100.00	2,508.33	$21.50		5 years
Image nail & facial	1,500	33,000.00	2,750.00	$22.00		10 years
Paul’s Pizza	3,262	54,150.00	4,512.50	$16.60		10 years
Sport clips	1,500	31,500.00	2,625.00	$21.00		January-10
Stewart Title Co.	4,349	86,976.00	7,248.00	$20.00		10 years
TGF Haircutters	1,400	33,600.00	2,800.00	$24.00		5 years
The Great Frame Up	1,400	33,600.00	2,800.00	$24.00		February-10
The Silver Strawberry	1,400	30,800.00	2,566.67	$22.00		January-10
Washington Mutual	3,500	98,000.00	8,166.67	$28.00		February-10
Wachovia	0	125,000.00	10,416.67	#DIV/0I
Mens Warehouse Cleaners	2,400	66,600.00	5,550.00	$27.75
Malibu Tan	2,000	44,000.00	3,666.67	$22.00
Vacant - Spec Tenant	6,000	132,000.00	11,000.00	$22.00
Vacant - Spec Tenant	1,100	26,400.00	2,200.00	$24.00
Vacant - Spec Tenant	4,200	117,600.00	9,800.00	$28.00
Vacant - Spec Tenant	2,543	55,946.00	4,662.17	$22.00
			0.00	#DIV/0I
Totals	54,954	1,376,359.00

1

West End Square

Lease Up to 5% Vacancy or $15,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Blue Haven Pool	2,420	26,136.00	2,178.00	$10.80		April-06
Jose Mata & Ramon Garcia	904	9,763.00	813.58	$10.80		MTM
Blanca Laines	1,206	10,854.00	904.60	$9.00		July-09
Alvin Linhart / Weddings by Debbie	14,076	143,575.00	11,964.58	$10.20		September-09
Hunan Pagoda Restaurant	3,500	36,540.00	3,045.00	$10.44		November-05
Just Brakes	3,453	41,436.00	3,453.00	$12.00		August-05
Latty Lasode	1,000	11,600.00	966.67	$11.60		December-07
Memorial Microwave	998	8,982.00	748.50	$9.00		June-05
Olde World Charm	1,995	19,152.00	1,596.00	$9.60		MTM
Roland Cardner	1,000	12,000.00	1,000.00	$12.00		August-07
West Oaks Chiropractic	1,330	11,172.00	931.00	$8.40		October-03
Vacant	1,710	12,825.00	1,068.75	$7.50		MTM
Vacant	1,674	18,414.00	1,534.50	$11.00
Vacant	1,371	10,283.00	856.92	$7.50
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	36,637	372,732.00

Winchester Town Center

Lease Up to 5% Vacancy or $14,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Washington Mutual	3,500	77,000.00	6,416.67	$22.00		February- 10
hair by 3	1,200	22,200.00	1,850.00	$18.50		5 years
Bella Nail	1,800	41,850.00	3,487.50	$23.25		5 years
Income Tax & Postal Center Plus	1,200	23,400.00	1,950.00	$19.50		5 years
Allstate Financial Services	900	16,650.00	1,387.50	$18.50		5 years
Quizno’s	1,500	29,250.00	2,437.50	$19.50
Vacant - Spec Tenants	7,900	150,100.00	12,508.33	$19.00
Totals	18,000	360,450.00

Woodforest Square

Lease Up to 5% Vacancy or $15,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Mr. Gatti’s Pizza No. 412	6,300	75,600.00	6,300.00	$12.00		January-08
Fashion Plus	1,750	16,800.00	1,400.00	$9.60		November-05
Nysom Apparel	1,050	12,600.00	1,050.00	$12.00		December-07
Nysom Apparel	1,491	8,946.00	745.50	$6.00		December-07
Rosemary Huong Lam	1,190	10,710.00	892.50	$9.00		May-08
Viann Nail Salon	1,085	9,765.00	813.75	$9.00		July-10
Aline D Tran, DDS	1,400	12,600.00	1,050.00	$9.00		January-06
Center for Behavioral Health	2,150	19,221.00	1,601.75	$8.94		October-06
Victor Boudreaux	1,000	9,400.00	783.33	$9.40		February-07
Sho Nufl Good	3,150	15,593.00	1,299.42	$4.95		March-10
T.C. Clean Scene	4,200	28,224.00	2,352.00	$6.72		December-05
Armando Rodriguez	800	9,600.00	800.00	$12.00		MTM
GaryGreene Realtors	4,000	55,200.00	4,600.00	$13.80		May-06
Uvalde Insurance	690	5,796.00	483.00	$8.40		MTM
Vacant - Spec Tenant	3,471	41,652.00	3,471.00	$12.00
Vacant - Spec Tenant	5,950	41,650.00	3,470.83	$7.00
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	39,677	373,357.00

2

1000 FM 1960 Building

Lease Up to 5% Vacancy or $6,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Hudgins & Elkins Insurance Agency	432	5,184.00	432.00	$12.00		September-05
Bennie L Williamson	317	3,480.00	290.00	$10.98
Contractors Insurance Services	515	5,904.00	492.00	$11.46
Darlene Chenier	956	9,750.00	812.50	$10.20
Darlene Chenier	360	3,672.00	306.00	$10.20		February-06
David Schrelber & Assoc.	695	8,400.00	700.00	$12.09
Vacant - Spec Tenant	1,117	14,744.00	1,228.67	$13.20
Diana J McCants	596	5,662.00	471.83	$9.50
Enaq, Inc.	246	2,340.00	195.00	$9.51
Excelsior Travel & Tours	235	2,820.00	235.00	$12.00		January-06
Faith Mihalov	905	8,579.00	714.92	$9.48		November-09
Fresidential Mortgage Processing Svcs	299	3,737,00	311.42	$12.50		October-06
I Diamonds-For-Less	190	2,280.00	190.00	$12.00		January-07
KC Inspection Services	1,600	14,400.00	1,200.00	$9.00		November-07
Mike Pinzon dna Mixn Media	335	4,020.00	335.00	$12.00
Owens Country Sausage	770	6,470.00	705.83	$11.00
Primerica Financial Services	734	6,074.00	672.83	$11.00		January-03
Samira Group	492	6,000.00	500.00	$12.20		August-05
Tabitha Stewart	75	900.00	75.00	$ I2.00
The Together We Can Project	475	5,937.00	494.75	$12.50		October-06
The Waste Source	198	2,376.00	198.00	$12.00
WZI Inc.	1,284	14,964,00	1,247.00	$11.65		September-05
Wayne Aaron / Bluewater	1,104	12,144,00	1,012.00	$11.00
Vacant - Spec Tenant	1,132	14,942.00	1,245.17	$13.20
Vacant - Spec Tenant	1,084	14,309.00	1,192.42	$13.20
Vacant - Spec Tenant	918	12,118.00	1,009.83	$12.00
Vacant - Spec Tenant	533	7,036.00	586.33	$13.20
Vacant - Spec Tenant	211	2,785.00	232.08	$13.20
Vacant - Spec Tenant	198	2,614.00	217.83	$13.20
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	18,006	207,641.00

6234 Richmond Ave

Lease Up to 5% Vacancy or $12,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24 Hour Fitness	6,000	69,996.00	5,833.00	$11.67		May-06
6447 Corporation	8,781	141,600.00	11,600.00	$16.13		January-03
Boxer Property Mgmt	920	8,280.00	690.00	$9.00		MTM
Vacant	4,450	62,300.00	5,191.67	$14.00
Vacant	2,890	40,459.00	3,371.58	$14.00
Vacant	2,560	35,841.00	2,986.75	$14.00
Totals	25,601	358,476.00

Ashford Plaza

Lease Up to 5% Vacancy or $19,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Cap-Mor #1 Water (Ground lease)		7,400.00	616.67	#DIV/0I		April-06
Faster Fuel (Ground lease)		36,000.00	3,000.00	#DIV/0I		September-12
Christine’s Salon	3,833	39,097.00	3,258.08	$10.20		May-06
Link Temporaries, S.W., Inc.	2,145	19,305.00	1,608.75	$9.00		March-06
Stumpy’s	1,800	17,280.00	1,440.00	$9.60		December-06
Murtaza Amjii	975	8,775.00	731.25	$9.00		May-07
ABL Pagers	975	9,360.00	780.00	$9.60		December-05
Alief Barber Shop	1,040	9,984.00	832.00	$9.60		November-06
Alief Barber Shop	1,040	9,984.00	632.00	$9.60		November-09
Better Image Photography	5,850	59,670.00	4,972.50	$10.20		August-06
County Bonding	975	8,775.00	731.25	$9.00		August-06
Delu Tadi	1,235	11,115.00	926.25	$9.00		April-06
Glory of God African Market	1,175	11,633.00	969.42	$9.90		April-06
Hairs To U	780	7,488.00	624.00	$9.60		July-03
Kingdom Inn Missionary Baptist Church	1,560	14,040.00	1,170.00	$9.00		November-06
Kingdom Inn Missionary Baptist Church	1.000	9,000.00	750.00	$9.00		September-07
Little Angels Day Care	3,289	22,891.00	1,907.58	$6.96		June-05
Little Angels Day Care	2,150	17,544.00	1,462.00	$8.16		June-05
Liz Cleaners	1,000	9,600.00	800.00	$9.60		November-08
Vacant - Spec Tenant	2,272	23,174.00	1,931.17	$10.20		June-03
			0.00	#DIV/0I
Totals	33,094	352,115.00

3

Bay Colony Town Center

Lease Up to 3% Vacancy or $42,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Walgreens (pad)	14,820	310,236.00	25,853.00	$26.93		August-24
Bank of America (Pad)	4,500	230,000.00	19,166.67	$51.11		75 years
Sprint	2,513	65,338.00	5,444.83	$26.00		20 years
Cold Stone Creamery	1,500	36,625.00	3,052.08	$24.42		20 years
The UPS Store	1,460	36,500,00	3,041.67	$25.00		20 years
HEB - ground lease	0	530,000.00	44,166.67	#DIV/0I		December-24
Wells Fargo Bank (Pad)	0	120,000.00	10,000.00	#DIV/0I		September-24
888 Chinese Restaurant	3,000	66,000.00	5,500.00	$22.00		10 years
Cingular Wireless	1,131	27,144.00	2,262.00	$24.00		January-10
Dental, ETC.	1,875	36,918.00	3,076.50	$19.69		5 years
Dry Cleaners	3,000	51,000.00	4,250.00	$17.00		January-15
Gateway Chiropractic	2,966	68,218.00	5,684.83	$23.00		5 years
HCA Hospital	10,000	180,000.00	15,000.00	$18.00		10 years
Jammin’ Inc.	2,787	55,740.00	4,645.00	$20.00		January-10
Nails II	2,148	48,151.00	4,012.58	$22.42		January-10
Nationwide Insurance	1,400	16,800.00	1,400.00	$12.00
Planet Beach of League City	1,504	30,080.00	2,506.67	$20.00		10 years
Santa M. Garner, OD	2,051	36,918.00	3,076.50	$18.00		December-09
Subway	1,495	35,880.00	2,990.00	$24.00		December-09
TGF Haircutters	1,400	36,000.00	3,000.00	$25.71		10 years
The Great Frame Up	1,995	44,888.00	3,740.67	$22.50		5 years
Univ of Texas Medical Branch	9,920	218,240.00	18,186.67	$22.00
Vacant - Spec Tenants	10,307	267,982.00	22,331.83	$26.00		January-10
Vacant - Spec Tenants	8,561	196,903.00	16,408.58	$23.00		January-10
Vacant - Spec Tenants	1,707	40,968.00	3,414.00	$24.00		7 years

Totals	92,040	2,786,529.00

Cypress Town Center

Lease Up to 4% Vacancy or $30,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Washington Mutual	4,000	107,200.00	8,933.33	$26.80		15 year
Quizno’s	1,400	25,200.00	2,100.00	$18.00		15 year
Wireless Choice / T-Mobile	1,050	19,425.00	1,618.75	$18.50		January-13
Mail Boxes +	1,050	20,790.00	1,732.50	$19.80		January-13
China Inn Café	2,800	53,060.00	4,421.67	$18.95		April-08
Vacant - Spec Tenant	4,200	79,800.00	6,650.00	$19.00		March-08
Curves for Women	1,470	28,372.00	2,364.33	$19.30		May-08
The Taper Caper Gifts	2,450	42,426.00	3,535.50	$17.32
Vacant - Spec Tenant	3,280	63,320.00	5,276.67	$19.30		December-08
Love Cleaners	2,450	42,416.00	3,534.67	$17.31		April-09
Sharp Vision	1,400	25,433.00	2,119.42	$18.17
Kim Cue Vo, DDS	1,610	28,980.00	2,415.00	$18.00		March-13
Andrew’s Jewelry	1,540	26,950.00	2,245.83	$17.50		February-10
Onion Blossom	1,400	22,400.00	1,866.67	$16.00		March-13
Serene Care Nails	1,750	32,375.00	2,697.92	$18,50		August-08
TGF Haircutters	1,400	26,600.00	2,216.67	$19.00		June-09
Sterling Bank	2,100	51,800.00	4,316.67	$24.67		March-08
Star Tex Title Com	3,200	59,200.00	4,933.33	$18.50		March-08
Countrywide Home Loan, Inc.	2,100	37,800.00	3,150.00	$18.00		April-14
DaVita Dialysis - proposed	6,000	108,000.00	9,000.00	$18.00		April-09
Melvin Beard Insurance	1,050	19,950.00	1,662.50	$19.00		September-09
Patday Advance	1,050	19,950.00	1,662.50	$19.00		10 years
Papa Johns Pizza	1,400	25,200.00	2,100.00	$18.00		5 years
Blockbuster Video	4,900	98,000.00	8,166.67	$20.00		5 years
			0.00	#DIV/0I
			0.00	#DIV/0 I
Totals	55,050	1,064,647.00

4

Friendswood Crossing

Lease Up to 5% Vacancy or $21,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24-Hour Fitness	35,684	459,610.00	38,300.83	$12.88		September-15
McDonalds (pad 1)		54,996.00	4,583.00	#DIV/0I		March-05
El Rancho Mexican Restaurant	3,600	54,000.00	4,500.00	$15.00		August-21
Emerald Spring Wellness Clinic	2,701	41,865.00	3,488.75	$15.50		May-09
Family Healthcare Centers, Inc.	2,867	43,005.00	3,583.75	$15.00		December-08
Hair Essence	1,519	22,785.00	1,898.75	$15.00		December-06
Malibu Tan	2,100	30,450.00	2,537.50	$14.50		February-09
Mystic Nails	943	13,240.00	1,103.33	$14.04		February-06
One Stop Cellular	1,426	22,816.00	1,901.33	$16.00		December-05
Pizza Hut	1,519	21,266.00	1,772.17	$14.00		October-07
Shirley’s Donuts & Kolaches	1,209	16,500.00	1,375.00	$13.65		March-07
Starlite Smoothie	1,157	17,934.00	1,494.50	$15.50
The 7th No Hitter	1,081	12,972.00	1,081.00	$12.00		June-07
Vacant - Spec Tenant	8,442	118,188.00	9,849.00	$14.00		August-08
Vacant - Spec Tenant	3,080	49,280.00	4,106.67	$16.00		May-05
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	67,328	978,907.00

Hunting Bayou

Lease Up to 3% Vacancy or $19,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
BK Dental Management	1,735	28,628.00	2,385.67	$16.50		January-15
Auto Insurance Discounters	800	12,000.00	1,000.00	$15.00		March-05
Jackson Hewitt Tax Service	1,050	18,900.00	1,575.00	$18.00		April-09
Freeway Finance	1,965	32,918.00	2,743.17	$16.75		October-07
Murphy’s Deli	1,500	31,635.00	2,636.25	$21.09		August-08
Cici’s Pizza	4,500	67,500.00	5,625.00	$15.00
24 Hour Fitness	43,460	342,465.00	28,538.75	$7.88		January-14
Accident & Injury Pain Center	2,230	36,366.00	3,030.50	$16.31		October-06
Brett L. Garner	5,040	61,854.00	5,154.50	$12.27		October-05
CCHUN Corp	1,400	22,920.00	1,910.00	$16.37		August-09
Chase Bank ATM	0	10,800.00	900.00	#DIV/0I		October-05
City of Houston - WIC Program	3,090	37,080.00	3,090.00	$12.00		February-08
Gambro Healthcare	5,660	64,524.00	5,377.00	$11.40		May-09
MTI College of Business	33,650	252,375.00	21,031.25	$7.50
N. Texas Open Air MRI, LLC	1,200	19,680.00	1,640.00	$16.40
Nutrition Depot	1,025	15,990.00	1,332.50	$15.60		December-09
Tesoro Nails	1,050	17,250.00	1,437.50	$16.43		September-12
Max Care Pharmacy	1,750	28,875.00	2,406.25	$16.50
MG Coffee Shop	1,025	18,450.00	1,537.50	$18.00
Vacant Spec Tenant	11,790	70,740.00	5,895.00	$6.00		August-07
Vacant - Spec Tenant	7,630	114,450.00	9,537.50	$15.00		October-08
Vacant - Spec Tenant	1,615	25,840.00	2,153.33	$16.00
			0.00	#DIV/0I
Totals	133,165	1,331,240.00

5

Pinehurst

Lease Up to 5% Vacancy or $14,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Austen’s Bistro	2,436	23,386,00	1,948.83	$9.60		May-07
Stephen G Eichelsdorfer	806	8,705.00	725.42	$10.80		September-09
State Farm Ins. - Burklew	2,100	20,318.00	1,693.17	$9.68		April-07
Travis Barber Shop	1,000	9,600.00	800.00	$9.60		December-05
Henderson’s ATA Black Belt Academy	4,150	37,350,00	3,112.50	$9.00
Computer Avenue	1,000	10,200.00	850.00	$10.20		September-09
Fantastic Cuts	1,000	10,200.00	850.00	$10.20		February-08
Tim Bates	1,000	9,200.00	766.67	$9.20		January-05
Texas Int’l Express	1,000	9,000.00	750.00	$9.00
A+ Food Market	1,530	14,688.00	1,224.00	$9.60		May-08
Baytown Seafood Restaurant	3,550	31,950.00	2,662.50	$9.00		September-06
Besy Donuts	1,426	14,545.00	1,212.08	$10.20		March-07
Carl T Martin	808	7,757,00	646.42	$9.60
JerryLee Turner	1,236	9,641.00	803.42	$7.80		December-05
Liem Dac To	1,460	14,016.00	1,168.00	$9.60		February-07
Lilly’s Donuts	600	5,460.00	455.00	$9.10		April-08
Nikola Gajie, MD	1,800	15,120.00	1,260.00	$8.40
VKCI, LP	1,410	14,221.00	1,185.08	$10.09		February-05
Veron Cajon Meat Market	2,160	19,440.00	1,620.00	$9.00
Vacant - Spec Tenant	5,942	47,536.00	3,961.33	$8.00
Vacant - Spec Tenant	1,500	15,000.00	1,250.00	$10.00
Vacant - Spec Tenant	1,170	11,700.00	975.00	$10.00
Vacant Spec Tenant	850	6,800.00	566.67	$8.00
			0.00	#DIV/0I
			0.00	#DIV/0I
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	39,934	365,833.00

Saratoga Town Center

Lease Up to 3% Vacancy or $26,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Shadow Anchored by Kohl’s
Petco Southwest, LP	13,500	189,000.00	15,750.00	$14.00		January-15
Sprint PCS	2,450	50,225.00	4,185.42	$20.50		August-09
Wendy’s (pad)	0	88,542.00	7,378.50	#DIV/0I		January-24
Complete Family Eye Care	1,750	33,600.00	2,800.00	$19.20		15 year
Cost Cutters	1,400	27,440,00	2,286.67	$19.60		15 year
Deluxe Cleaners	2,450	44,100.00	3,675.00	$18.00		September-09
Electronics Boutique of America Inc.	1,400	27,650.00	2,304.17	$19.75		September-09
Elite Nails	1,400	25,200.00	2,100.00	$18.00		September-14
King of Sleep	2,800	47,040.00	3,920.00	$16.80		September-09
Mark & Laura Wilson dba Keva Juice	1,188	22,810.00	1,900.83	$19.20		September-09
My Favorite Muffin	1,600	30,400.00	2,533.33	$19.00		November-09
My Scrubs, LLC	1,400	26,880.00	2,240.00	$19.20		May-14
Noodle House	4,138	75,111.00	6,259.25	$18.15		July-09
Oasis	4,488	80,784.00	6,732.00	$18.00		5 year
Ooh LaLa Boutique	1,400	26,880.00	2,240.00	$19.20		September-09
Quiznos Sub	1,400	26,250.00	2.187.50	$18.75		September-14
Texas Food Service d/d/a/ Figaro’s Pizza	1,400	26,544.00	2,212.00	$18.96		December-09
Utopia World Cuisine, Inc.	5,918	106,524.00	8,877.00	$18.00		June-14
Medical Spa	1,800	34,560.00	2,880.00	$19.20		October-09
Philip Randolph Jewelry	1,400	26,880.00	2,240.00	$19.20		5 year
Vacant -Spec Tenant	2,800	56,000.00	4,666.67	$20.00
Vacant -Spec Tenant	2,100	42,000.00	3,500.00	$20.00
			0.00	#DIV/0I
Totals	58,182	1,114,420.00

6

Spring Town Center Phases I & II

Lease Up to 5% Vacancy or $21,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
SuperWalmart Shadow Anchored
Walgreens (pad)	14,560	340,000.00	28,333.33	$23.35		December-78
Bank of America (pad)	4,700	175,000.00	14,583.33	$37.23		December-18
Gameslop	1,500	30,000.00	2,500.00	$20.00		August-09
Hibernia Bank (pad)	0	70,000.00	5,833.33	#DIV/0I		July-24
Chili’s (pad)	0	83,000.00	6,916.67	#DIV/0I		December-14
Wendy’s (pad)	0	68,000.00	5,666.67	#DIV/0I		September-14
Paul’s Pizza	3,320	59,760.00	4,980.00	$18.00		August-14
Sailee Family Denistry	1,500	27,900.00	2,325.00	$18.60		August-14
Great Clips	1,125	22,500.00	1,875.00	$20.00		July-09
Nail Salon	1,500	28,250.00	2,354.17	$18.83		August-11
Sally’s Beauty	1,500	28,800.00	2,400.00	$19.20		September-09
Philly Connection	1,535	32,235.00	2,686.25	$21.00		August-09
Payless Shoe	3,010	56,317.00	4,693.08	$18.71		July-09
$1.19 Dry Clean	3,137	69,014.00	5,751.17	$22.00		August-14
Vacant - Spec Tenant	1,660	31,540.00	2,628.33	$19.00
Vacant - Spec Tenant	1,524	28,956.00	2,413.00	$19.00
			0.00	#DIV/0I
Totals	40,571	1,151,272.00

The Stables Town Center

Lease Up to 3% Vacancy or $27,000 Annual Rent

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Wendy’s International (Ground Lease)	0	45,000.00	3,750.00	#DIV/0I
Vacant	4,335	80,631.00	6,719.25	$18.60		20 years
Fantastic Day Spa	3,044	48,704.00	4,058.67	$16.00
EB Games	1,400	28,000.00	2,333.33	$20.00
TGF Haircutters	1,400	28,000.00	2,333.33	$20.00
Frame Craft	1,750	32,340.00	2,695,00	$16.48
Las Canteras Restaurant	4,693	89,167.00	7,430.58	$19.00
Postal Annex +	1,400	26,250,00	2,187.50	$18.75
Chaps Cleaners	1,400	30,100.00	2,508.33	$21.50
Urban Eyes	1,630	29,747.00	2,478.92	$18.25
Subway Sandwich	1,400	25,900.00	2,158.33	$18.50		January-10
Pizza Hut	1,540	27,720.00	2,310.00	$18.00		December-09
Mechanical Room	120	0.00	0.00	$0.00		January-10
			0.00	#DIV/0I		February-10
Phase I - Stage II						January-10
Washing Mutual Bank (pad)	0	72,600.00	6,050.00	#DIV/0I
Cold Stone Creamery	1,500	34,500.00	2,875.00	$23.00
Starbucks	1,500	35,700.00	2,975.00	$23.80

Phase I - Stage III
First Service Credit Union	2,450	51,450.00	4,287.50	$21.00
Amy Koenig Dance Studio	1,750	30,918,00	2,576.50	$17.67
Spec Tenants	2,698	51,262.00	4,271.83	$19.00
Vacant - Spec Tenants	10,490	209,800.00	17,483.33	$20.00

Phase II - Stage I
Walgreen Co. (pad)	14,490	279,000.00	23,250.00	$19.25
Bank of America	5,200	146,000.00	12,166.67	$28.08
Coldwell Banker	6,500	113,750.00	6,479.17	$17.50
Star Tex Title	5,000	92,500.00	7,708.33	$18.50
Mimi Van Der Leden, MD	1,980	37,620,00	3,135,00	$19.00
Juli Whitman Ins. Agency	1,402	25,236.00	2,103.00	$18.00
Smilecrafters, P.A.	1,799	32,742.00	2,728.50	$18.20
Liberty Mutual Insurance Co.	3,908	70,344.00	5,862.00	$18.00
Ronald J. Toole, DDS	2,449	42,858.00	3,571.50	$17.50
			0.00	#DIV/0I
			0.00	#DIV/0I
Totals	87,228.00	1,817,839.00

7

Inland Real Estate Acquisitions, Inc.

Exhibit D

to

Letter of Intent

6234 Richmond Ave

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24 Hour Fitness	6,000	69,996.00	5,833.00	$11.67		May-06

Atascoclta

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24-Hour Fitness - base rent	37,264	507,722.00	42,310.17	$13.63		July-15

Bay Colony Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
HEB - ground lease	0	530,000.00	44,166.67	#DIV/0I		August-24
Walgreens (pad)	14,820	310,236.00	25,853.00	$20.93		75 years
Taco Cabana (pad)	0	75,000.00	6,250.00	#DIV/0I		20 years
Bank of America (Pad)	4,500	230,000.00	19,166.67	$51.11		December-24
Wells Fargo Bank (Pad)	0	120,000.00	10,000.00	#DIV/0I		September-24
Subway	1,495	32,890.00	2,740.83	$22.00		January-10
Cingular Wireless	1,131	27,144.00	2,262.00	$24.00		December-09
Cold Stone Creamery	1,500	33,000.00	2,750.00	$22.00		January-10
The UPS Store	1,460	33,458.00	2,788.17	$22.92		January-10
Sprint	2,513	65,338.00	5,444.83	$26.00		December-10

Blackhawk Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Walgreens BTS	14,820	370,000.00	30,833.33	$24.97		75 years
Bank of America BTS	4,500	217,500.00	18,125.00	$48.33		20 years
HEB		600,000.00	50,000.00	#DIV/0I		January-25
Subway	1,520	34,960.00	2,913.33	$23.00		5 years

Cypress Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Washington Mutual	4,000	107,200.00	8,933.33	$26.80		January-13
Quizno’s	1,400	25,200.00	2,100.00	$18.00		January-13
Mail Boxes +	1,050	19,989.00	1,665.75	$19.04		March-08
Papa Johns Pizza	1,400	16,800.00	1,400.00	$12.00		5 years
Blockbuster Video	4,900	98,000.00	8,166.67	$20.00		February-10

Friendswood Crossing

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24-Hour Fitness	35,684	459,610.00	38,300.83	$12.88		September-15
McDonalds (pad 1)		54,996.00	4,583.00	#DIV/0I		August-21

Saratoga Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Shadow Anchored by Kohl’s
Petco Southwest, LP	13,500	189,000.00	15,750.00	$14.00		January-15
Sprint PCS	2,450	50,225.00	4,185.42	$20.50		August-09
Wendy’s (pad)	0	87,708.00	7,309.00	#DIV/0I		January-24
Quiznos Sub	1,400	26,250.00	2,187.50	$18.75		June-14

1

Stables at Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Wendy’s International (Ground Lease)	0	45,000.00	3,750.00	#DIV/0I		December-11
EB Games	1,400	28,000.00	2,333.33	$20.00		April-09
Pizza Hut	1,540	27,720.00	2,310.00	$18.00		July-06
Phase 1 - Stage II
Washing Mutual Bank (pad)	0	69,300.00	5,775.00	#DIV/0I		June-21
Starbucks	1,500	35,700.00	2,975.00	$23.80		August-12
Phase II - Stage I
Walgreen Co. (pad)	14,490	279,000.00	23,250.00	$19.25		April-62
Bank of America	5,200	146.000.00	12,166.67	$26.08		January-17
Coldwell Banker	6,500	113,750.00	9,479.17	$17.50		June-09
Phase II -Stage II
Bank One (pad)	0	74,000.00	6,166.67	#DIV/0I		August-24

Tomball Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Hollywood Video	6,100	129,000.00	10,750.00	$21.15		10 years
Taco Cabana	2,600	42,933.00	3,577.75	$15.33		10 years
Sprint	2,100	48,300.00	4,025.00	$23.00		December-09
Cold Stone Creamery	1,400	30,800.00	2,566.67	$22.00		December-09
The UPS Store	1,400	27,592,00	2.299.33	$19.71		January-10

Winchester Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Washington Mutual	3,500	77,000.00	6,416.67	$22.00		February-10

Woodforest Square

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Mr. Gatt’s Pizza No. 412	6,300	75,600.00	6,300.00	$12.00		January-06

Joe’s Crab Shack

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Landry’s Joe’s Crab Snack - Ground Lease	0	79,500.00	6,625.00	#DIV/0I		July-18

Chili’s Ground Lease

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Brinker International Chili’s	0	63,500.00	5,291.67	#DIV/0I		September-08

NTB Store

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
NTB Store - Ground Lease		65,000.00	5,416.67	#D1V/01		August-18

Cinemark 12

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Cinemark	39,081	625,296,00	52,108.00	$16.00		20 years

2

Sherman Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Belk, Inc.	73,777	239,775.00	19,981.25	$3.25		March-24
Hobby Lobby	65,000	471,250.00	39,270.83	$7.25		April-19
Cinemark USA	38,597	559,656.00	46,638.00	$14.50		December-23
Ross Stores	29,843	286,776.00	23,898.00	$9.61		January-15
Bed Bath & Beyond	19,000	148,500.00	12,375.00	$7.82		January-15
Petco	15,040	211,923.00	17,660.25	$14.09		May-14
Old navy	14,800	189,595.00	15,799.58	$12.81		January-10
Books-A-Million	12,800	140,206.00	11,683.83	$10.95		January-15
Dollar Tree	11,900	98,175.00	8,181.25	$8.25		January-15
Pier 1 Imports	9,460	144,265.00	12,022.08	$15.25		April-14
Famous Footware	8,400	123,900.00	10,325.00	$14.75		August-14
The Dress Barn	7,730	107,800.00	8,983.33	$13.95		June-09
Lifeway Christian Bookstore	5,950	110,075.00	9,172.92	$18.50		January-10
Mattress Giant	4,500	92,250.00	7,687.50	$20.50		August-14
Lane Bryant	4,080	65,280.00	5,440.00	$16.00		September-09
Claire’s Boutique	1,600	32,000.00	2,666.67	$20.00		November-14
Game Stop	1,400	28,000.00	2,333.33	$20.00		September-09
Wendy’s - pad	0	65,000.00	5,416.67	#DIV/0I		December-13
Panera - pad	0	139,100.00	11,591.67	#DIV/0I		November-14
Chuck E. Cheese’s - pad	0	57,600.00	4,800.00	#DIV/0I		November-13
Logan’s Roadhouse - pad	0	77,500.00	6,458.33	#DIV/0I		March-19
Chick-Fil-A	0	62,500.00	5,208.33	#DIV/0I		September-19
Payless Shoes	2,934	52,812.00	4,401.00	$18.00		March-09

Spring Town Center Phases I & II

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
SuperWalmart Shadow Anchored
Walgreens (pad)	14,560	340,000.00	28,333.33	$23.35		December-78
Bank of America (pad)	4,700	175,000.00	14,583.33	$37.23		December-18
Gamestop	1,500	30,000.00	2,500.00	$20.00		August-09
Hibernia Bank (pad)	0	70,000.00	5,833.33	#DIV/0I		July-24
Chili’s (pad)	0	83,000.00	6,916.67	#DIV/0I		December-14
Wendy’s (pad)	0	68,000.00	5,666.67	#DIV/0I		September-14
Sally’s Beauty	1,500	26,800.00	2,400.00	$19.20		September-09
Payless Shoe	3,010	56,317.00	4,693.08	$18.71		July-09

Antoine Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Whataburger (pad)		42,000.00	3,500.00	#DIV/0I		December-17
Compass (pad)		65,000.00	5,416.67	#DIV/0I		June-23
Taco Cabana (pad)		45,000.00	3,750.00	#DIV/0I		July-23
CICI’s Pizza	4,500	67,500.00	5,625.00	$15.00		March-13
Cato Corp	4,000	48,000.00	4,000.00	$12.00		January-10
Radio Shack	2,400	42,000.00	3,500.00	$17.50		April-08
Subway Real Estate Corp	1,500	27,900.00	2,325.00	$18.60		April-08

Cyfair Town Center

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Taco Bell (pad)	0	72,500.00	6,041.67	#DIV/0I		15 year
Washington Mutual Bank (pad)	0	85,000.00	7,083.33	#DIV/0I		August-23
Subway	1,540	30,800,00	2,566.67	$20.00		October-08
Pizza Hut	1,610	30,590.00	2,549.17	$19.00		September-08

Hunting Bayou

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Cici’s Pizza	4,500	56,250.00	4,687.50	$12.50
24 Hour Fitness	43,460	342,465.00	28,538.75	$7.88		January-14
Chase Bank ATM	0	10,800.00	900.00	#DIV/0I		August-09

24 Hour 249 & Jones Rd

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24-Hour Fitness	34,950	579,600.00	48,300.00	$16.58		December-15

24 Hour Woodlands

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY	RENT	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
24-Hour Fitness	45,906	910,775.00	75,897.92	$19.84		June- 17

3

Inland Real Estate Acquisitions, Inc.

EXHIBIT E

to

Letter of Intent

PROPERTY	A-S	ESTIMATED LOAN PREPAY PENALTY
24 Hour 249 & Jones	20	80,248
24 Hour Woodlands	38	102,942
1000 FM 1960 Building	1
6101 Richmond Building	16
6234 Richmond	19
11500 Market Street - Hunting Bayou	7
Antoine Town Center	27
Ashford Plaza	11
Atascocita Shopping Center	31	309,833
Bay Colony Town Center	56
Blackhawk Town Center	66
Carver Creek Shopping Center	9
Chili’s Ground Lease - Hunting Bayou	7
Cinemark 12-Silverlake	68	466,076
Cinemark Jacinto City - Hunting Bayou	17	832,999
Cinemark Webster	18	1,990,661
CyFair Town Center	46	211,546
Cypress Town Center	47
Eldridge Lakes Town Center	41	278,743
Eldridge Town Center	22	17,864
Friendswood Shopping Center	30	38,074
Highland Plaza	74
Hunting Bayou Shopping Center	7
Joe’s Crab Shack - Hunting Bayou	1
NTB Eldridge	58	6,990
Pinehurst Shopping Center	5
Saratoga Town Center	54
Sherman Town Center	60	—
Spring Town Center Phase I & II - Spring Town	75	303,735
Stables at Town Center	24/25	271,381
Texas City Office Building	1
Tomball Town Center	62
Walgreens Springfield MO	63
West End Square	11
Willis Town Center	42	31,968
Winchester Town Center	65
Woodforest Square Shopping Center	14
Totals		4,943,060

1

TABLE A

OPTIONAL SURVEY RESPONSIBILITIES AND SPECIFICATIONS

NOTE: The items of Table A must be negotiated between the surveyor and client. It may be necessary for the surveyor to qualify or expand upon the description of these items, e.g. in reference to item 6, there may be a need for an interpretation of a restriction. The surveyor cannot make a certification on the basis of an interpretation.

If checked, the following optional items are to be included in the ALTA/ACSM LAND TITLE SURVEY:

1.	☒

Monuments placed (or a reference monument or witness to the corner) at all major corners of the boundary of the property, unless already marked or referenced by an existing monument or witness to the corner.

2.	☒	Vicinity map showing the property surveyed in reference to nearby highway(s) or major street intersection(s).

3.	☒	Flood zone designation (with proper annotation based on Federal Flood Insurance Rate Maps or the state or local equivalent, by scaled map location and graphic plotting only.)
4.	☒	Land area as specified by the client (acres and s.f.)

5.	☐	Contours and the datum of the elevations.

6.	☒

Identify, and show if possible, setback, height and floor space area restrictions of record or disclosed by applicable zoning or building codes (In addition to those recorded in subdivision maps). If none, so state, as applicable.

7.	☒	(a) Exterior dimensions of all buildings at ground level

	☐	(b) Square footage of:

	☒	(1) exterior footprint of all buildings at ground level;

	☒	(2) gross floor area of all buildings;* or

	☐	(3) other areas to be defined by the client

	☐	(c) Measured height of all buildings above grade at a defined location. If no defined location is provided, the point of measurement shall be shown.

8.	☒	Substantial, visible improvements (In addition to buildings) such as signs, parking areas or structures, swimming pools, etc.

9.	☒	Parking areas and if striped, the striping and the type (e.g. handicapped, motorcycle, regular, etc.) and number of parking spaces.

10.	☒	Indication of access to a public way such as curb cuts and driveways.

11.	☒	Location of utilities (representative examples of which are shown below) existing on or serving the surveyed property as determined by:

	☒	(a) Observed evidence
	☐	(b) Observed evidence together with plans and markings provided by client, utility companies, and other appropriate sources (with reference as to the source of information)

• railroad tracks and sidings;

• manholes, catch basins, valve vaults or other surface indications of subterranean uses;

• wires and cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, and the dimensions of all crosswires or overhangs affecting the surveyed premises; and

• utility company installations on the surveyed premises.

12	☐	Governmental Agency survey-related requirements as specified by the client.

13	☒	Names of adjoining owners of platted lands.

14.	☐	Observable evidence of earth moving work, building construction or building additions within recent months.

15.	☐	Any changes in street right of way lines either completed or proposed, and available from the controlling jurisdiction. Observable evidence of recent street or sidewalk construction or repairs.

16.	☐	Observable evidence of site use as a solid waste dump, sump or sanitary landfill.

17.

* as per the building footprint(s) for one storey buildings, and as per standard survey convention for multi-storey buildings